UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

GRIFFIN INDUSTRIAL REALTY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GRIFFIN INDUSTRIAL REALTY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 7, 2020

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Annual Meeting”) of Griffin Industrial Realty, Inc. (“Griffin” or the “Company”) will be held on the 7th day of May 2020, at 2:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GRIF2020.

The Annual Meeting is called to consider and act upon:

1.

The election of David R. Bechtel, Edgar M. Cullman, Jr., Frederick M. Danziger, Gordon F. DuGan, Michael S. Gamzon, Jonathan P. May, Molly North,  Amy Rose Silverman and Albert H. Small, Jr., as directors of Griffin;

2.	The ratification of the selection of RSM US LLP as Griffin’s independent registered public accountants for fiscal 2020;
3.	The approval, on an advisory (non-binding) basis, of the compensation of Griffin’s named executive officers as presented in Griffin’s Proxy Statement;
4.	The approval of an amendment to Griffin’s amended and restated certificate of incorporation to impose certain ownership and transfer restrictions;
5.	The approval of Griffin’s reincorporation as a Maryland corporation, through and including a merger with and into our wholly owned subsidiary;

6.           The approval of the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan; and

7.           Such other business as may properly be brought before the Annual Meeting or any postponement, continuation or adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING ONLINE, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

Only stockholders of record at the close of business on March 16, 2020 are entitled to notice of, and to vote at, the Annual Meeting. The list of these stockholders will be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on the proxy card that you received, or on the materials provided by your bank or broker.

3
ANTHONY J. GALICI
Secretary

Dated: April [ ], 2020

GRIFFIN INDUSTRIAL REALTY, INC.

641 LEXINGTON AVENUE

26TH FLOOR

NEW YORK, NEW YORK 10022

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Griffin Industrial Realty, Inc. (“Griffin” or the “Company”) in connection with the solicitation by its Board of Directors (the “Board”) of proxies for the Annual Meeting of Stockholders to be held at 2:00 p.m.,  Eastern Time, on May 7, 2020, for the purposes set forth in the accompanying notice of meeting (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GRIF2020 and entering your 16-digit control number included in your proxy card (“Proxy Card”) or on the instructions that accompanied your proxy materials. Griffin anticipates that the Proxy Statement and Proxy Card will be distributed to stockholders on or about April [  ], 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2020

Griffin’s Proxy Statement and Annual Report are available at

http://materials.proxyvote.com/398231

The following proxy materials are available for review at http://materials.proxyvote.com/398231:

     Griffin’s 2020 Proxy Statement;

     Griffin’s Annual Report for the fiscal year ended November 30, 2019; and

     any supplements or amendments to the foregoing materials that are required to be furnished to stockholders.

At the Annual Meeting, stockholders will be asked to consider and act upon the following proposals:

1.

The election of David R. Bechtel, Edgar M. Cullman, Jr., Frederick M. Danziger, Gordon F. DuGan, Michael S. Gamzon, Jonathan P. May, Molly North,  Amy Rose Silverman and Albert H. Small, Jr., as directors;

2.	The ratification of the selection of RSM US LLP (“RSM US”) as Griffin’s independent registered public accountants for fiscal 2020;
3.	The approval, on an advisory (non-binding) basis, of the compensation of Griffin’s named executive officers as presented in Griffin’s Proxy Statement;
4.	The approval of an amendment to Griffin’s amended and restated certificate of incorporation to impose certain ownership and transfer restrictions;
5.	The approval of Griffin’s reincorporation as a Maryland corporation, through and including a merger with and into our wholly owned subsidiary;

6.           The approval of the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan (“Griffin 2020 Incentive Award Plan”); and

7.            Such other business as may properly be brought before the Annual Meeting or any postponement, continuation or adjournment thereof.

The Board recommends a vote “FOR” David R. Bechtel, Edgar M. Cullman, Jr., Frederick M. Danziger, Gordon F. DuGan, Michael S. Gamzon, Jonathan P. May, Molly North, Amy Rose Silverman and Albert H. Small, Jr. as directors, “FOR” the ratification of the selection of RSM US as Griffin’s independent registered public accountants for fiscal 2020, “FOR” the approval, on an advisory (non‑binding) basis, of the compensation of Griffin’s named executive officers, “FOR” the approval of an amendment to Griffin’s amended and restated certificate of incorporation to impose certain ownership and transfer restrictions, “FOR” approval of Griffin’s reincorporation as a Maryland corporation, and “FOR” the approval of the Griffin 2020 Incentive Award Plan.

HOW DO I VOTE?

Griffin recommends that stockholders vote by proxy even if they plan to attend and vote at the Annual Meeting online. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Proxy Card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the Proxy Card; or
•	by Mail—You can vote by mail by signing, dating and mailing the Proxy Card, which you may have received by mail.

To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Proxy Card or on the instructions that accompanied your proxy materials. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 6, 2020.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not in your own name and you would like to vote your shares electronically at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

WHO CAN ATTEND THE MEETING?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the novel coronavirus disease, COVID-19, Griffin has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Griffin stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GRIF2020. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Proxy Card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern Time, and you should allow ample time for the check-in procedures.

CAN I CHANGE MY VOTE AFTER I SUBMIT A PROXY?

Yes, any proxy received in the accompanying form may be revoked or changed by the person executing it at any time before the authority thereby granted is exercised. A proxy may be revoked by voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy), by giving written notice of revocation to Griffin’s Secretary prior to the meeting, by granting a subsequent proxy through the Internet or telephone, or by delivering a duly executed proxy bearing a later date to Griffin’s Secretary. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote electronically at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker as previously described. Proxies received by Griffin in such form will be voted at the meeting or any postponement, continuation or adjournment thereof as specified therein by the person giving the proxy; if no specification is made, the shares represented by such proxy will be voted:

i.

For the election of David R. Bechtel, Edgar M. Cullman, Jr., Frederick M. Danziger, Gordon F. DuGan, Michael S. Gamzon, Jonathan P. May, Molly North, Amy Rose Silverman and Albert H. Small, Jr., as directors of Griffin;

ii.	For ratification of the selection of RSM US LLP as Griffin’s independent registered public accountants for fiscal 2020;
iii.	For the approval, on an advisory (non‑binding) basis, of the compensation of Griffin’s named executive officers as presented in this Proxy Statement;
iv.	For the approval of an amendment to Griffin’s amended and restated certificate of incorporation to impose certain ownership and transfer restrictions;
v.	For the approval of Griffin’s reincorporation as a Maryland corporation; and
vi.	For the approval of the Griffin 2020 Incentive Award Plan.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL AT THE ANNUAL MEETING?

The voting requirement to approve each of the proposals at the Annual Meeting is as follows:

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal I: Election of directors

The majority of the votes cast by stockholders entitled to vote on the election. This means that a nominee for director will be elected if the votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” the nominee’s election.

Abstentions and broker non-votes will have no effect.
Proposal II: Ratification of the selection of RSM US LLP as Griffin’s independent registered public accountants for fiscal 2020	The affirmative vote of a majority in voting power of shares present or represented by proxy at the Annual Meeting and entitled to vote thereon.	Abstentions will have the same effect as votes cast against the proposal. We do not expect any broker non-votes on this proposal.

Proposal III: Approval, on an advisory (non-binding) basis, of the compensation of Griffin’s named executive officers	The affirmative vote of a majority in voting power of shares present or represented by proxy at the Annual Meeting and entitled to vote thereon.	Abstentions and broker non-votes will have the same effect as votes cast against the proposal.
Proposal IV: Approval of an amendment to Griffin’s amended and restated certificate of incorporation to impose certain ownership and transfer restrictions	The affirmative vote of a majority of outstanding stock of the Company entitled to vote thereon, and the requisite stockholder approval of Proposal V.	Abstentions and broker non-votes will have the same effect as votes cast against the proposal.
Proposal V: Approval of Griffin’s reincorporation as a Maryland corporation	The affirmative vote of a majority of outstanding stock of the Company entitled to vote thereon, and the requisite stockholder approval of Proposal IV.	Abstentions will have the same effect as votes cast against the proposal. Broker non-votes will have no effect.
Proposal VI: Approval of the Griffin 2020 Incentive Award Plan	The affirmative vote of a majority in voting power of shares present or represented by proxy at the Annual Meeting and entitled to vote thereon.	Abstentions will have the same effect as votes cast against the proposal. Broker non-votes will have no effect.

Management knows of no matters that may be brought before the Annual Meeting or any postponement, continuation or adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter should come before the meeting or any postponement, continuation or adjournment thereof, it is the intention of the persons named in the accompanying proxy card or their substitutes to vote the proxy in accordance with their judgment on such matters.

This solicitation is being made on behalf of the Board. The cost of solicitation of proxies by the Board will be borne by Griffin. Such solicitation will be made by mail and, in addition, may be made by officers and employees of Griffin personally or by telephone, facsimile or electronic mail. Proxies and proxy material will also be distributed through brokers, custodians and other similar parties, and Griffin will reimburse such parties for their reasonable expenses. The solicitation and recording of proxies is being done by Broadridge Financial Solutions, Inc., and will cost approximately $15,000.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Each holder of a share of common stock of Griffin, par value $0.01 per share (the “Common Stock”), will be entitled to one vote for each share held of record by such person at the close of business on March 16, 2020 (the “Record Date”), which is the Record Date fixed by the Board for the determination of stockholders entitled to notice of, and to vote online at, the Annual Meeting or any postponement, continuation or adjournment thereof. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. As of such date, Griffin had 5,128,413 shares of Common Stock outstanding.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A majority in voting power present at the Annual Meeting, online or represented by proxy,  of these outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A total of 2,279,973 shares of Common Stock, representing approximately 44.5% of the outstanding shares of Common Stock, are held by members of the Cullman and Ernst Group (see “Security Ownership of Certain Beneficial Owners and Management and Principal Holders” for more information).

WHY HOLD A VIRTUAL MEETING?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the novel coronavirus disease, COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/GRIF2020. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/GRIF2020.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposals by stockholders for Griffin’s 2021 Annual Meeting of Stockholders pursuant to Rule 14a‑8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by Griffin no later than [___] if such proposal is to be considered for inclusion in the 2021 proxy materials of Griffin.

Stockholders intending to present a proposal at the 2021 Annual Meeting of Stockholders, but not to include the proposal in Griffin’s proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in Griffin’s Amended and Restated By‑laws. Griffin’s Amended and Restated By‑laws require, among other things, that Griffin’s Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, Griffin must receive notice of such a proposal or nomination for the 2021 Annual Meeting of Stockholders no earlier than January 7, 2021 and no later than February 6, 2021. The notice must contain the information required by Griffin’s Amended and Restated By‑laws, a copy of which is available upon request to Griffin’s Secretary. In the event that the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 7, 2021, then Griffin’s Secretary must receive such written notice not earlier than the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the 90th day prior to the 2021 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by Griffin. Griffin reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

PROPOSAL I. ELECTION OF DIRECTORS

At the Annual Meeting, nine directors (which will comprise the entire Board) are to be elected. The Board proposed the nominees listed below for election as directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each director nominee will be elected if a majority of the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either or against that nominee’s election). If any nominee named below becomes unable to serve or for good cause will not serve, the proxy holders listed on Griffin’s proxy card will vote for such substitute nominee or nominees as may be designated by the Board, or the Board may elect to reduce the size of the Board. The nine nominees who were approved by the Board for inclusion on the proxy card are current directors of Griffin.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF OUR DIRECTOR NOMINEES LISTED BELOW

Under the Board’s Director Resignation Policy (the “Resignation Policy”), a director nominee who does not receive the required majority vote for election or re-election (a “Subject Director”) must promptly tender his or her resignation to the Board that will become effective upon acceptance of such resignation by the Board. The Nominating Committee or, if one or more of the members of the Nominating Committee is a Subject Director or if the Board determines that a committee other than the Nominating Committee should recommend whether to accept the Subject Director’s resignation, a committee consisting solely of independent directors who are not Subject Directors, will then make a recommendation to the Board as to whether the Board should accept or reject the Subject Director's resignation.  In accordance with the terms of the Resignation Policy, the Board will decide whether to accept or reject the tendered resignation or take other action regarding such resignation within 90 days from the date of the certification of the election results. The Company will promptly disclose the Board’s decision in a Form 8-K.

Griffin’s Director Nominees

Griffin’s nominees for election as director are the following:

	(Age) and Date Since
	Which Has			Also Has Served as a
Name (letters refer to	Continuously		Principal Occupation	Director of the
Committee memberships,	Served as a		and Business Experience	Following Corporations During
Identified below)	Director of Griffin		During the Past Five Years (1)	The Past Five Years
David R. Bechtel (a) (c)	(52)	2016	Principal of Barrow Street Holdings LLC since September 2012; founder and managing member of Outpost Capital Management LLC since 2001; and founder and manager of GP Management LLC since January 2011.

			Mr. Bechtel has many years of general business experience and expertise as a managing member, principal, and head of finance of financial services and natural resource companies.

Edgar M. Cullman, Jr. (3)	(74)	2015	Managing member of Culbro LLC, a private equity investment firm, since 2005; President and Chief Executive Officer of General Cigar Holdings from 1996 through April 2005.

(Age) and Date Since
	Which Has			Also Has Served as a
Name (letters refer to	Continuously		Principal Occupation	Director of the
Committee memberships,	Served as a		and Business Experience	Following Corporations During
Identified below)	Director of Griffin		During the Past Five Years (1)	The Past Five Years

Mr. Cullman, Jr. has many years of general business experience and expertise as an executive of a public company. Mr. Cullman, Jr. is familiar with Griffin’s real estate business from his experience as President and Chief Executive Officer of Culbro Corporation (“Culbro”) when Griffin’s real estate operations were part of Culbro prior to the spin-off of Griffin from Culbro in 1997.

Frederick M. Danziger (2) (3)	(80)	1997

Chairman of the Board of Directors of Griffin from June 2019 through March 2020 and, prior to resigning as an employee of Griffin, Executive Chairman of the Board of Directors from 2016 through June 2019; Chairman of the Board of Directors and Chief Executive Officer of Griffin from May 2012 through December 2015; President and Chief Executive Officer of Griffin from April 1997 through May 2012.

Monro, Inc.; Bloomingdale Properties, Inc.

Mr. Danziger’s background as a lawyer, his knowledge and experience as the former President and Chief Executive Officer, and his extensive experience and knowledge with respect to real estate and real estate financing provides a unique perspective to the Board.

	(Age) and Date Since
	Which Has			Also Has Served as a
Name (letters refer to	Continuously		Principal Occupation	Director of the
Committee memberships,	Served as a		and Business Experience	Following Corporations During
Identified below)	Director of Griffin		During the Past Five Years (1)	The Past Five Years
Gordon F. DuGan	(53)	2020

Co-Founder and Executive Chairman of Blackbrook Capital Limited, a European-focused property investor specializing in sale-leasebacks and build-to-suit investments in industrial assets, since February 2020;  Chairman of GreenAcreage Real Estate Corp., a REIT that provides sale-leaseback and construction financing to companies operating in the cannabis industry, since June 2019;  Chief Executive Officer of Gramercy Property Trust from June 2012 to October 2018;  and Chief Executive Officer of W.P. Carey & Co. (NYSE: WPC), one of the largest net lease REITs in the United States, from 2005 to 2010.

Mr. DuGan brings to the Board extensive experience and knowledge with respect to the industrial real estate sector and the capital markets.

Michael S. Gamzon (2)	(50)	2016

Director, President and Chief Executive Officer of Griffin since January 2016; President and Chief Operating Officer of Griffin from May 2012 through December 2015; Chief Operating Officer of Griffin from September 2010 to January 2016; Executive Vice President of Griffin from September 2010 to May 2012; Vice President of Griffin from January 2008 through August 2010.

			Mr. Gamzon’s experience and knowledge with respect to real estate activities in his capacity as an executive of Griffin, provides a unique perspective to the Board.

	(Age) and Date Since
	Which Has			Also Has Served as a
Name (letters refer to	Continuously		Principal Occupation	Director of the
Committee memberships,	Served as a		and Business Experience	Following Corporations During
Identified below)	Director of Griffin		During the Past Five Years (1)	The Past Five Years
Jonathan P. May (a) (b) (c)	(53)	2012

Founder and co-managing partner of Floresta Ventures, LLC, an advisory firm to restaurant and retail companies, since March 2016; Executive Director of Natural Capital Partners (formerly known as The CarbonNeutral Company), a private company that is a leading provider of carbon reduction programs for corporations, since September 2015; Chief Operating Officer and Chief Financial Officer and a Director of The CarbonNeutral Company from 2008 through September 2015; Founder and Managing Director of Catalytic Capital, LLC from 2004 to 2008.

			Mr. May has significant general business experience, finance experience, and expertise as an executive.

Molly North (a)	(44)	2020	President & Chief Executive Officer of Al. Neyer Corporation (“Al. Neyer”), a real estate development firm, since April 2015; Chief Financial Officer of Al. Neyer from July 2012 through March 2015.
			Ms. North’s background in commercial real estate development and experience with a design-build construction firm that focuses on select geographical markets provides a unique insight to the Board.
Amy Rose Silverman (a)	(53)	2019	President and Chief Executive Officer of Rose Associates, a real estate and property management firm, since December 2017; Co-President of Rose Associates since 2008.

(Age) and Date Since
	Which Has			Also Has Served as a
Name (letters refer to	Continuously		Principal Occupation	Director of the
Committee memberships,	Served as a		and Business Experience	Following Corporations During
Identified below)	Director of Griffin		During the Past Five Years (1)	The Past Five Years

Ms. Rose is a recognized expert on residential real estate in New York City, is a frequent speaker at premier professional conferences and participates as a guest lecturer at The NYU Schack Institute of Real Estate and Columbia Business School.   Ms. Rose’s significant experience in design, construction, leasing and management of premier high-rise and mixed-use residential buildings provides a unique perspective to the Board.

Albert H. Small, Jr. (b) (c)	(63)	2009

Presently active in the development and management of several commercial and office developments in Washington D.C.; President of WCI Communities Mid‑Atlantic Division from March 2005 through March 2008; President of Renaissance Housing Corporation from 1984 through March 2005.

United Bankshares, Inc.

Mr. Small, Jr. has significant experience in real estate development and management which gives him unique insights into Griffin’s challenges, opportunities and operations.

Member of the (a) Audit Committee; (b) Compensation Committee; and (c) Nominating Committee.

1.           Except as otherwise indicated, each director has had the same principal occupation during the past five years.

2.           Michael S. Gamzon is the son‑in‑law of Frederick M. Danziger.

3.           Edgar M. Cullman, Jr. and Frederick M. Danziger are brothers‑in‑law.

The Board held nine meetings during fiscal 2019. Griffin’s Board has an Audit Committee, a Compensation Committee and a Nominating Committee. Committee memberships of the Board are indicated in the above table and under “Audit Committee,” “Nominating Committee” and “Compensation Committee” below. All directors attended at least 95% of all board and committee meetings (of committees of which they were members) during fiscal 2019.

Griffin encourages, but does not require, Board members to attend the Annual Meeting. In 2019,  all of the Board members attended the 2019 Annual Meeting of Stockholders. The independent members of Griffin’s Board meet in executive session after all regular Board meetings.

Board Independence

Under Nasdaq rules, an “independent director” of a company means a person who is not an officer or employee of the company or its subsidiaries and, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Bechtel, May, and Small, Jr. and Mses.  North and Rose qualified as independent directors under Nasdaq rules. Furthermore, the Board determined that, during his service as a director, Mr. Israel qualified as an independent director under Nasdaq rules. All of the members of the Audit, Compensation and Nominating Committees are independent directors under the applicable Nasdaq and SEC rules.

Executive Officers who are not Directors

Name	Age	Principal Occupation During the Past Five Years
Scott Bosco	53	Vice President of Construction and Development, Griffin Industrial, LLC
Anthony J. Galici	62	Vice President, Chief Financial Officer and Secretary of Griffin since 1997.
Thomas M. Lescalleet	57	Senior Vice President of Griffin Industrial, LLC, a subsidiary of Griffin, since March 2002.

Audit Committee

Griffin’s Audit Committee consists of David R. Bechtel, Jonathan P. May, Molly North and Amy Rose Silverman with Mr. Bechtel serving as Chairman. Ms. North was appointed to the Audit Committee in March 2020. The Audit Committee meets the Nasdaq composition requirements, including the requirements regarding financial literacy. The Board has determined that each member of the Audit Committee is independent under the listing standards of Nasdaq and the rules of the SEC regarding audit committee membership. In addition, Mr. Bechtel qualifies as a financially sophisticated Audit Committee member under the Nasdaq rules based on his employment experience in finance.

The Audit Committee approves all auditing and non‑auditing services, reviews audit reports and the scope of audit by Griffin’s independent registered public accountants and related matters pertaining to the preparation and examination of Griffin’s financial statements. From time to time, the Audit Committee makes recommendations to the Board of Directors with respect to the foregoing matters. The Audit Committee held four meetings in fiscal 2019

Board of Directors’ Role in Oversight of Risk

Management is responsible for Griffin’s day‑to‑day risk management activities, and the Board’s role is to engage in informed risk oversight. In fulfilling this oversight role, Griffin’s Board of Directors focuses on understanding the nature of Griffin’s enterprise risks, including operations, strategic direction and cybersecurity, as well as the adequacy of Griffin’s overall risk management system. There are a number of ways the Board performs this function, including the following:

•

at its regularly scheduled meetings, the Board receives management updates on Griffin’s business operations, financial results and strategy, and discusses risks related to its business including cybersecurity threats and how those threats are managed;

•

the Audit Committee assists the Board in its oversight of risk management by discussing with management, particularly the Chief Executive Officer and the Chief Financial Officer, Griffin’s major risk exposures and the steps management has taken to monitor and control such exposures; and

•

through management updates and committee reports, the Board monitors Griffin’s risk management activities, including the risk management process, risks relating to Griffin’s compensation programs, and financial and operational risks being managed by Griffin.

The Board does not believe that its role in the oversight of Griffin’s risk affects the Board’s leadership structure.

Compensation Risk

The Compensation Committee reviews compensation policies and practices affecting employees in addition to those applicable to executive officers. The Compensation Committee has determined that it is not reasonably likely that Griffin’s compensation policies and practices for its employees would have a material adverse effect on Griffin.

Nominating Committee

Griffin’s Nominating Committee consists of David R. Bechtel, Jonathan P. May, Amy Rose Silverman and Albert H. Small, Jr. with Mr. May serving as Chairman. All four members of the Nominating Committee are independent directors under the applicable Nasdaq rules. The Nominating Committee reviews candidates for appointment to the Board of Directors. In searching for qualified director candidates, the Board may solicit current directors and ask them to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may consult with outside advisors or retain search firms to assist in the search for qualified candidates. The Nominating Committee will also consider suggestions from stockholders for nominees for election as directors. The Nominating Committee does not have a policy on the consideration of board nominees recommended by stockholders. The Board believes such a policy is unnecessary, as the Nominating Committee will consider a nominee based on his or her qualifications, regardless of whether the nominee is recommended by stockholders. Any stockholder who wishes to recommend a candidate to the Nominating Committee for consideration as a director nominee should submit the recommendation in writing to the Secretary of Griffin in accordance with the procedures in Griffin’s Amended and Restated By‑Laws for stockholder nominations of directors to permit the Nominating Committee to complete its review in a timely fashion. The Nominating Committee operates under a written charter, which is publicly available in the “Corporate Governance” section of the “Investors” section of Griffin’s website located at www.griffinindustrial.com. The Nominating Committee held one meeting in fiscal 2019.

In March 2020, the Nominating Committee reviewed and recommended Gordon F. DuGan and Molly North to the Board as nominees for appointment as directors effective at the Board’s March meeting and for election as directors at the Annual Meeting. Mr. DuGan was recommended to the Nominating Committee by Mr. Gamzon and Ms. North was recommended by a third-party search firm engaged by the Nominating Committee in 2019 to assist in identifying and evaluating potentially qualified director candidates.

Board Diversity; Selection and Evaluation of Director Candidates

The Board seeks to ensure that a majority of its members are independent within the Nasdaq listing standards. In evaluating the desired skills and characteristics of prospective Board members, the Nominating Committee values diversity, including profession, geography, gender, ethnicity, skills and experience.   When the Nominating Committee evaluates prospective Board members, it will include diversity, in its broadest sense, within the context of the composition of the Board as a whole, and it will assess the effectiveness of this policy as part of its annual self-evaluation. In recommending Ms. North’s nomination, the Nominating Committee considered that Ms. North would further improve the gender diversity of the Board. The Nominating Committee shall select prospective Board members with personal and professional integrity, who have demonstrated appropriate ability and judgment and who the Nominating Committee believes will be effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of Griffin and its stockholders. In addition, directors must be committed to devoting the time and effort necessary to be responsible and productive members of the Board.

Board Leadership Structure

The Board believes that there is no single, generally accepted approach to providing Board leadership, and that each of the possible leadership structures for a board must be considered in the context of the individuals involved and the specific circumstances facing a company at any given time. Accordingly, the optimal board leadership structure for Griffin may vary as circumstances change. While our Board believes the separation of these positions currently serves the Company well, the Board does not believe that it is appropriate to prohibit one person from serving as both Chairman of the Board and Chief Executive Officer. In March 2020, Frederick M. Danziger tendered his resignation as Chairman of the Board and Gordon F. DuGan was appointed to succeed Mr. Danziger in this role. Our current leadership structure permits Mr. DuGan, who has significant experience in the industrial real estate sector, to provide critical strategic guidance to Griffin in its operations and the Company’s anticipated election to be taxed as a real estate investment trust for federal income tax purposes commencing with the taxable year beginning January 1, 2021.

Communication with the Board or Nominating Committee

Stockholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to Jonathan P. May, Chairman of the Nominating Committee, via first class mail, at Griffin Industrial Realty, Inc., 641 Lexington Avenue, 26th Floor, New York, New York, 10022. Such communication will be distributed to the specific director(s) requested by the stockholders, or if generally to the Board of Directors, to other members of the Board of Directors as may be appropriate depending on the material outlined in the stockholder communication.

Compensation Committee

Griffin’s Compensation Committee consists of David R.  Bechtel, Jonathan P. May and Albert H. Small, Jr., with Mr. Small, Jr. serving as Chairman. All of the members of the Compensation Committee are independent directors and meet the heightened independence requirements for members of the compensation committee under Nasdaq rules. The Compensation Committee oversees Griffin’s executive compensation programs, Griffin’s 2009 Stock Option Plan, Griffin’s 401(k) Savings Plan (the “Griffin 401(k) Savings Plan”) and Griffin’s non‑qualified deferred compensation plan (the “Deferred Compensation Plan”).

The Compensation Committee operates under a written charter, which is publicly available in the “Corporate Governance” section of the “Investors” section of Griffin’s website located at www.griffinindustrial.com. Under its charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of Griffin to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, Griffin’s Amended and Restated By‑laws and applicable rules of Nasdaq. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time.

The Compensation Committee held one meeting in fiscal 2019.

Insider Trading Policy

Griffin’s Board has adopted an Insider Trading Policy, which applies to all directors, officers, employees and consultants of Griffin (including members of their households) and any entities controlled by individuals subject to the Insider Trading Policy (such entities together with all directors, officers, employees, consultants and all persons living in their households are referred to as “Covered Persons”). Griffin’s Insider Trading Policy prohibits Covered Persons from: (a) purchasing Griffin stock on margin or pledging Griffin securities to secure loans; (b) selling short Griffin stock; (c) buying or selling put or call options on Griffin stock or entering into other derivative transactions; and (d) entering into other hedging transactions involving Griffin Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND PRINCIPAL HOLDERS

The following table lists the number of shares and options to purchase shares of common stock of Griffin beneficially owned or held by: (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director; (iii) the Named Executive Officers (as defined in “Executive Compensation”); and (iv) all directors and executive officers of Griffin, collectively. Unless otherwise indicated, information is provided as of March 16, 2020. Unless otherwise indicated, the address of all directors and executive officers is c/o Griffin Industrial Realty, Inc., 641 Lexington Avenue, 26th Floor, New York, NY 10022.

	Shares
	Beneficially	Percent
Name and Address	Owned (1)	of Total
Cullman and Ernst Group (2)	2,353,291	45.2
Edgar M. Cullman, Jr. (2)	880,601	17.2
Frederick M. Danziger (2)	273,643	5.3
Michael S. Gamzon (2)	150,322	2.9
David R. Bechtel	5,740	*
Gordon F. DuGan	54,746	1.1
Jonathan P. May	9,800	*
Molly North	1,453	*
Amy Rose Silverman	1,622	*
Albert H. Small, Jr.	13,855	*
Anthony J. Galici	43,193	*
Thomas M. Lescalleet	8,333	*
Scott Bosco	7,666	*
Gabelli Funds, LLC et al. (3)	1,511,856	29.5
Gabelli Funds, LLC
One Corporate Center
Rye, NY 10580
All directors and executive officers collectively, consisting of 12 persons (4)	1,450,974	27.6

*Less than 1%

(1)

This information reflects the definition of beneficial ownership adopted by the SEC. Beneficial ownership reflects sole investment and voting power, unless otherwise indicated in the footnotes to this table. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and executive officers. Includes stock options granted pursuant to the Griffin 2009 Stock Option Plan, as amended, that are exercisable within 60 days of March 16, 2020 as follows:

Options Exercisable
Within 60 Days of
Name	March 16, 2020
Edgar M. Cullman, Jr.	5,794
Frederick M. Danziger	—
Michael S. Gamzon	61,666
David R. Bechtel	4,646
Gordon F. DuGan	1,453
Jonathan P. May	9,800
Molly North	1,453
Amy Rose Silverman	1,622
Albert H. Small, Jr.	7,930
Anthony J. Galici	20,833
Thomas M. Lescalleet	8,333
Scott Bosco	7,666

(2)

Based on Schedule 13D/A filed with the SEC on April 27, 2017 on behalf of the Cullman and Ernst Group and Griffin’s records. Included in the shares held by the Cullman and Ernst Group are the following:

		Shares with	Shares with
	Shares	Sole Voting and	Shared Voting
	Beneficially	Dispositive	and Dispositive
Name	Owned	Power	Power
Cullman Jr., Edgar M.	880,601	55,402	825,199
Cullman, Susan R.	789,851	47,490	742,361
Danziger, Lucy C.	584,103	85,286	498,817
Danziger, David M.	467,223	58,253	408,970
Gamzon, Rebecca D.	386,996	10,550	376,446
Ernst, John L.	380,955	7,349	373,606
Sicher, Carolyn B.	344,029	21,422	322,607
Cullman, Georgina D.	340,149	9,550	330,599
Cullman, Elissa F.	325,449	14,850	310,599
Cullman, Samuel B.	324,193	13,594	310,599
Cullman III, Edgar M.	321,858	11,259	310,599
Danziger, Frederick M.	273,643	68,888	204,755
B Bros. Realty LLC (a)	233,792	233,792	—
Gamzon, Michael S.	150,322	100,322	50,000
Fabrici, Carolyn S.	116,037	—	116,037
Ernst, Alexandra	94,428	1,748	92,680
Danziger, Sheena S.	50,000	—	50,000
Kerns, Jessica P.	45,134	1,250	43,884
Estate of Louise B. Cullman (b)	39,548	39,548	—
Ernst, Margot P.	21,777	—	21,777
Ernst, Matthew L.	5,176	1,650	3,526

(a)	Susan R. Cullman and John L. Ernst are managing members.
(b)	Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors.

The Schedule 13D/A states that there is no formal agreement governing the Cullman and Ernst Group’s holding and voting of shares held by members of the Cullman and Ernst Group but that there is an informal understanding that the persons and entities included in the group will hold and vote together with respect to shares owned by each of them in each case subject to any applicable fiduciary responsibilities. None of the shares held by members of the Cullman and Ernst Group are pledged.

(3)

Griffin has received a copy of Schedule 13D/A and Schedule 13G/A as filed with the Commission by Gabelli Funds, LLC et al., reporting ownership of these shares as of August 12, 2019 and December 31, 2019. As reported in said Schedule 13D, Gabelli Funds, LLC reports sole dispositive power with respect to 557,801 shares, GAMCO Asset Management Inc. (“GAMCO”) reports sole voting power with respect to 622,144 of these shares and sole dispositive power with respect to 672,605 of these shares and Teton Advisors, Inc. (“Teton Advisors”) reports sole voting and dispositive power with respect to 281,450 of these shares. The securities have been acquired by GGCP, Inc. (“GGCP”), and certain of its direct and indirect subsidiaries, including GAMCO Investors, Inc. (“GBL”), on behalf of their investment advisory clients. Mario J. Gabelli, as the controlling stockholder, Chief Executive Officer and a director of GGCP, Chairman and Chief Executive Officer of GBL, and the controlling shareholder of Teton Advisors, is deemed to have beneficial ownership of the shares owned beneficially by Gabelli Funds, LLC, GAMCO and Teton Advisors. GBL and GGCP are deemed to have beneficial ownership of the shares beneficially owned by each of the foregoing persons other than Mario Gabelli and the Gabelli Foundation, Inc. For the shares held by Gabelli Funds, LLC, with respect to the 41,100 shares held by the Gabelli Capital Asset Fund, the 56,000 shares held by the Gabelli Equity Trust, the 104,000 shares held by the Gabelli Asset Fund, the 61,200 shares held by the Gabelli Value 25 Fund, Inc., the 260,000 shares held by the Gabelli Small Cap Growth Fund, the 9,000 shares held by the Gabelli Equity Income Fund, the 15,500 shares held by the Gabelli Go Anywhere Fund, and the 11,001 shares held by the Gabelli Global Small and Mid Cap Value Trust, the proxy voting committee of each such fund has taken and exercises in its sole discretion the entire voting power with respect to the shares held by such funds.

(4)	Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

INTERESTS IN CERTAIN TRANSACTIONS

Bloomingdale Properties Lease

On November 24, 2015, the Audit Committee approved a ten year sublease whereby Griffin leased approximately 1,920 square feet of office space for its New York City corporate headquarters from Bloomingdale Properties, Inc. (“Bloomingdale Properties”), an entity controlled by certain members of the Cullman and Ernst Group (see “Security Ownership of Certain Beneficial Owners and Management and Principal Holders”) for rent starting at $121,000 per year, with annual increases of 1.5%, except for an increase of $9,600 at the start of the sixth year of the sublease. The sublease with Bloomingdale Properties was at market rates for such space at the time the sublease was entered into and enables either Griffin or Bloomingdale Properties to terminate the sublease agreement upon a change in control (as defined therein) of either Griffin or Bloomingdale Properties. The sublease of office space from Bloomingdale Properties reduced the occupancy costs for Griffin’s corporate headquarters.

Advisory Agreement and Stock Purchase Agreement

Upon his appointment as Chairman on March 3, 2020, Gordon F. DuGan and Griffin entered into a Chairmanship and Advisory Agreement (the “Advisory Agreement”) whereby, in addition to his services as Chairman, Mr. DuGan has agreed to serve as a non-employee advisor to Griffin on, amongst other things, growth strategy, including identifying markets, acquisitions and other transactions, recruitment of key personnel, potential capital raising efforts and general management advice (collectively the “Advisory Services”). Mr. DuGan’s expertise and knowledge of the industrial/warehouse sector provides Griffin with significant benefits including access to key stakeholders in the industry. Further, given Mr. DuGan’s experience growing and managing a large REIT in the industrial/warehouse sector, we believe that the Advisory Services will be important to Griffin as the Company pursues an election to REIT status and seeks to expand its business. As compensation to Mr. DuGan for providing such Advisory Services, Mr. DuGan received: (i) an additional non-qualified stock option (the “Initial Advisor Option”) to purchase 48,000 shares of Common Stock pursuant to the 2009 Plan; and (ii) a non-qualified stock option (the “Supplemental Advisor Option”) to purchase 52,000 shares of Common Stock pursuant to the Griffin 2020 Incentive Award Plan. Both the Initial Advisor Option and the Supplemental Advisor Option vest in equal installments on the third, fourth and fifth anniversaries of March 3, 2020, subject to Mr. DuGan’s continued provision of Advisory Services through the applicable vesting date. The Supplemental Advisor Option is contingent upon approval of the 2020 Plan by Griffin’s stockholders at the 2020 Annual Meeting, and if such approval is not obtained, the Supplemental Advisor Option will be cancelled for no consideration provided that Griffin has agreed to instead grant Mr. DuGan a non-qualified stock option to purchase 50,000 shares of Common Stock pursuant to the 2009 Plan in the 2021 fiscal year. There is no ongoing compensation related to the Advisory Agreement in respect of his Advisory Services other than the one-time grants of the Initial Advisor Option and the Supplemental Advisor Option as described above. Mr. DuGan does, however, remain eligible to receive additional compensation in respect of his services as a non-employee Chairman in accordance with the Company’s director compensation program (as may be modified from time to time). For a description of the compensation for our non-employee Chairman in 2019, see the section entitled “Director Compensation” below.

Pursuant to the terms of the Advisory Agreement and a Stock Purchase Agreement dated as of March 5, 2020 between Mr. DuGan and Griffin, on March 9, 2020, Mr. DuGan purchased shares of Common Stock with a fair market value of approximately $2,500,000. The sale of Common Stock to Mr. DuGan was made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act.

The information given in this Proxy Statement with respect to the five‑year business experience of each director and officer, beneficial ownership of stock and the respective interests of persons in transactions to which

Griffin or any of its subsidiaries was a party (other than as appears from the records of Griffin), is based upon statements furnished to Griffin by its directors and officers.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for Griffin’s executive officers who are named in the “Summary Compensation Table” below.  As a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, Griffin is not required to include a Compensation Discussion and Analysis and has elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. Griffin’s named executive officers (the “Named Executive Officers”) for the fiscal year ended November 30, 2019 were as follows:

Michael S. Gamzon	Director, President and Chief Executive Officer (“CEO”) of Griffin
Anthony J. Galici	Vice President, Chief Financial Officer ("CFO") and Secretary of Griffin
Thomas M. Lescalleet	Senior Vice President, Griffin Industrial, LLC

Shareholder Say‑on‑Pay Votes

At Griffin’s 2019 annual meeting of stockholders, Griffin’s stockholders were given the opportunity to cast an advisory vote on Griffin’s executive compensation. Approximately 99.3% of the votes cast on this “2019 say‑on‑pay vote” were voted in favor of the proposal. Griffin has considered the 2019 say‑on‑pay vote and believes that the support for the 2019 say‑on‑pay vote proposal indicates that Griffin’s stockholders casting votes are supportive of the approach to executive compensation. Thus, Griffin did not make changes to its executive compensation arrangements in response to the 2019 say‑on‑pay vote. In the future, Griffin will continue to consider the outcome of the say‑on‑pay votes when making compensation decisions regarding its Named Executive Officers.

Summary Compensation Table

The following table presents information regarding compensation of each of Griffin’s Named Executive Officers for services rendered during fiscal years 2019, 2018 and 2017:

					Non-Equity
				Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)
Michael S. Gamzon	2019	$531,700	$—	$—	$140,510	$16,209	(1)	$688,419
President and Chief	2018	$519,038	$—	$—	$118,580	$15,785		$653,403
Executive Officer of Griffin	2017	$509,039	$—	$—	$174,863	$15,437		$699,339

Anthony J. Galici	2019	$314,930	$—	$—	$70,828	$17,877	(2)	$403,635
Vice President, Chief Financial	2018	$307,423	$—	$—	$59,852	$17,648		$384,923
Officer and Secretary of Griffin	2017	$301,423	$—	$—	$84,502	$17,399		$403,324

Thomas M. Lescalleet	2019	$275,545	$—	$—	$158,851	$11,822	(3)	$446,218
Senior Vice President,	2018	$268,974	$—	$—	$147,225	$11,622		$427,821
Griffin Industrial, LLC	2017	$263,700	$—	$—	$217,136	$11,440		$492,276

(1)	Represents life insurance premium of $252, matching contributions related to the Griffin 401(k) Savings Plan of $7,407 and matching contributions related to the Deferred Compensation Plan of $8,550.
(2)

Represents life insurance premium of $425, matching contributions related to the Griffin 401(k) Savings Plan of $8,230, matching contributions related to the Deferred Compensation Plan of $1,222 and an automobile allowance of $8,000.

(3)	Represents life insurance premium of $252, matching contributions related to the Griffin 401(k) Savings Plan of $8,270 and a medical insurance allowance of $3,300.

Outstanding Equity Awards at Fiscal Year‑End

The following table presents information with respect to each unexercised stock option held by Griffin’s Named Executive Officers as of November 30, 2019. There were no other outstanding equity awards as of November 30, 2019.

	Option Awards (1)
					Value of	Value of
	Number of	Number of			Unexercised	Unexercised
	Securities	Securities			In-the-Money	In-the-Money
	Underlying	Underlying			Options at	Options at
	Unexercised	Unexercised	Option		Fiscal Year	Fiscal Year
	Options	Options	Exercise	Option	End (2)	End (2)
	(#)	(#)	Price	Expiration	($)	($)
Name	Exercisable	Unexercisable	($)	Date	Exercisable	Unexercisable
Michael S. Gamzon	25,000	—	$28.77	1/19/2021	$247,000	$—
	18,333	36,667	$26.89	5/13/2026	$215,596	$431,204
	43,333	36,667			$462,596	$431,204

Anthony J. Galici	12,500	—	$28.77	1/19/2021	$123,500	$—
	4,166	8,334	$26.89	5/13/2026	$48,992	$98,008
	16,666	8,334			$172,492	$98,008

Thomas M. Lescalleet	4,166	8,334	$26.89	5/13/2026	$48,992	$98,008

(1)	Stock options issued to employees vest in equal installments on the third, fourth and fifth anniversaries from the date of grant (which is ten years prior to the applicable option expiration date).
(1)

The amounts presented in these columns have been calculated based upon the difference between the fair market value of $38.65 per share (the closing price of Griffin’s common stock on November 29, 2019) and the exercise price of each stock option.

Narrative to Summary Compensation Table and Additional Narrative Disclosure

As of November 30, 2019, Griffin was not a party to any employment, change in control or other agreement with any Named Executive Officers that was expected to obligate Griffin to provide for material compensation or benefits, including any payments at, following, or in connection with a termination of employment, change in control or change in the Named Executive Officer’s responsibilities.  The narrative below describes the material elements of compensation disclosed in the Summary Compensation Table above.

Base Salary

Griffin pays base salaries to its Named Executive Officers in order to provide a consistent, minimum level of pay that sustained individual performance warrants. The annual base salary of the CEO was determined by the Compensation Committee. The annual base salaries of Mr. Galici and Mr. Lescalleet were determined by the CEO and approved by the Compensation Committee.

Annual Incentive Compensation Program

Each of the Named Executive Officers participated in the Griffin Industrial Realty, Inc. Incentive Compensation Plan for fiscal year 2019 (the “Griffin Incentive Plan”), Under the Griffin Incentive Plan, incentive compensation was awarded based on the achievement of certain specific performance measures in one or more of the following six components: (i) Adjusted Funds from Operations; (ii) Property Sales; (iii) Build-to-Suit Projects; (iv) Buildings Built on Speculation; (v) Leasing; and (vi) Acquisitions. Each Named Executive Officer is entitled to a specific percentage of each incentive compensation pool under the Griffin Incentive Plan based upon his responsibilities as determined by senior management and approved by the Compensation Committee. Additionally, the Compensation Committee retains the discretion to adjust incentive compensation awards to Griffin’s employees. The Compensation Committee did not utilize such discretion to adjust any incentive compensation awards (or grant any discretionary bonus amounts) to Griffin’s Named Executive Officers for fiscal 2019.

The maximum compensation amounts and amounts accrued under the Griffin Incentive Plan with respect to each performance measure for fiscal 2019, based on the level of achievement of each incentive plan component, is shown in the following table. The amounts in the table below reflect performance against each incentive plan component.

	Maximum Aggregate	Amount Earned
	Amount of Incentive	Based on Actual Level
Incentive Plan Component	Plan Component	of Achievement
Adjusted Funds from Operations	$562,500	$483,697
Property Sales	250,000	214,930
Build-to-Suit Projects	300,000	—
Buildings Built on Speculation	300,000	84,521
Leasing	180,000	96,996
Acquisitions	200,000	—
	$1,792,500	$880,144

The aggregate amount of $880,144 earned under the Griffin Incentive Plan was not fully allocated and paid to Griffin employees for fiscal 2019. Incentive compensation for fiscal 2019 of approximately $742,850 was paid to Griffin employees under such plan, with $370,189 of such amount paid to Named Executive Officers. Such payments to the Named Executive Officers were based on the specific percentages of each incentive compensation pool as per the Griffin Incentive Plan.

Equity Compensation

No stock options or other equity compensation was awarded to any of the Named Executive Officers or to any employee of Griffin in fiscal 2019. The currently outstanding stock options held by the Named Executive Officers vest in equal installments on the third, fourth and fifth anniversaries from the date of grant, subject to acceleration of vesting as set forth below.

While Griffin was not a party to any employment, change in control or other agreement with any Named Executive Officers, pursuant to the 2009 Stock Option Plan, if option grants are assumed by a successor corporation (or a parent or subsidiary thereof) in connection with a change in control, the vesting of such grants will be accelerated upon termination of a Named Executive Officer’s employment upon or within twelve months following such change in control. As of November 30, 2019, the closing market price of $38.65 per share of Griffin common stock exceeded the exercise price for all of the outstanding options held by Named Executive Officers and the aggregate value of all unvested options held by the Named Executive Officers (based on the excess of the November 30, 2019 closing price of Griffin’s common stock over the exercise price) was $627,220. The individual awards for each Named Executive Officer and the values thereof are set forth in the table in the Outstanding Equity Awards at Fiscal Year-End section above.

Deferred Compensation

Griffin maintains a Deferred Compensation Plan for certain of its employees, including the Named Executive Officers, who, due to Internal Revenue Service regulations, cannot take full advantage of the Griffin 401(k) Savings Plan. A portion of an eligible employee’s salary may be deferred under the Deferred Compensation Plan. The investment options in the Deferred Compensation Plan currently mirror those of the Griffin 401(k) Savings Plan. The Deferred Compensation Plan is unfunded, with benefits to be paid from Griffin’s assets. Performance results of an employee’s balance in the Deferred Compensation Plan are based on the returns of the mutual funds and one common collective trust fund that may be selected by the employee as if the amounts deferred were invested in the selected mutual funds and the common collective trust fund. Distributions from the Deferred Compensation Plan generally may occur at termination of employment, change in control and/or at the time of qualifying hardship events. Participants of Griffin’s Deferred Compensation Plan may elect to have their balances paid out in a lump sum or annual installments upon termination of employment or a change in control of Griffin.

Griffin’s contributions to the Deferred Compensation Plan for Messrs. Gamzon and Galici were $8,550 and $1,222, respectively, and are included in the “All Other Compensation” column of the Summary Compensation Table. Mr. Lescalleet did not contribute to the Deferred Compensation Plan in fiscal 2019.

No earnings from the Deferred Compensation Plan are included in the “All Other Compensation” column of the Summary Compensation Table.

Director Compensation

The following table represents information regarding the compensation paid during fiscal 2019 to members of Griffin’s Board of Directors who are not also employees (the “Non‑Employee Directors”). The compensation paid to Mr. Gamzon is presented above in the Summary Compensation Table and the related narrative disclosure. Mr. Gamzon did not receive compensation related to his activity as a member of the Board of Directors.

	Fees
	Earned or		Option
	Paid in Cash		Awards		Total
Name	($)		($)		($)
David R. Bechtel	$64,819		$13,912	(1)	$78,731
Edgar M. Cullman, Jr.	$46,000		$13,912	(1)	$59,912
Frederick M. Danziger	$33,843	(2)	$—	(2)	$33,843
Thomas C. Israel	$22,486	(3)	$143,485	(4)	$165,971
Jonathan P. May	$67,000		$13,912	(1)	$80,912
Amy Rose Silverman	$35,695	(5)	$20,875	(1)	$56,570
Albert H. Small, Jr.	$60,500		$13,912	(1)	$74,412

(1)

The amount shown for Option Awards reflects the grant date fair value of options granted in fiscal 2019. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock option awards contained in Part II, Item 8, “Financial Statements and Supplementary Data” of this Form 10‑K in Note 8 of the Notes to Consolidated Financial Statements.

(2)

Frederick M. Danziger retired as an employee from Griffin in June 2019 but remained Chairman of the Board. As a Non-Employee Director, Mr. Danziger receives fees for his service on the Board of Directors. The fees reported are for the period June 8 through November 30, 2019. Mr. Danziger did not receive an option award in fiscal 2019 because he was an employee of Griffin at the time of his re-election to the Board of Directors.

(3)	Thomas C. Israel did not seek re-election to the Board of Directors at the May 14, 2019 Annual Meeting. The fees reported are for the period December 1, 2018 through May 13, 2019.
(4)

Thomas C. Israel did not receive a stock option award in fiscal 2019. However, the exercise period for each of Mr. Israel’s vested options outstanding as of his retirement on May 13, 2019 was extended through the ten-year anniversary of the applicable date of grant. The amount shown for Option Awards reflects the incremental fair value of options so modified in fiscal 2019. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock option awards contained in Part II, Item 8, “Financial Statements and Supplementary Data” of this Form 10‑K in Note 7 of the Notes to Consolidated Financial Statements.

(5)	Amy Rose Silverman was elected to the Board of Directors on May 14, 2019. The fees reported are for the period May 14 through November 30, 2019.

The following table represents the number of outstanding and unexercised stock option awards held by each of the Non‑Employee Directors as of November 30, 2019:

Number of
Shares
Subject to
Outstanding
Options
Director	as of 11/30/19
David R. Bechtel	5,727
Edgar M. Cullman, Jr.	6,875
Frederick M. Danziger	—
Thomas C. Israel	11,397
Jonathan P. May	10,881
Amy Rose Silverman	1,622
Albert H. Small, Jr.	9,011

Effective July 1, 2019, Non-Employee Directors receive a cash retainer fee of $35,000 per year (an increase of $5,000 from the previous annual retainer fee). The amount shown for Fees Earned or Paid in Cash for Messrs. Bechtel, Cullman, Jr., Danziger, May and Small, Jr. include prorated amounts for the period from July 1 through November 30, 2019 related to the increase in the annual fee. In addition, Non-Employee Directors receive meeting fees equal to $1,500 for each board meeting they attend and $1,000 for each committee meeting they attend. Further, certain members of the Board receive additional fees for service as Chairman of the Board of Directors or the chair or member of certain committees. Chairman of the Board of Directors (to the extent not an employee) receives an annual fee of $15,000. The Chairmen of the Audit and Compensation Committees each receive an annual fee of $10,000 per year. The Nominating Committee Chairman receives an annual fee of $5,000 per year. Audit and Compensation Committee members, excluding the Chairmen of such committees, each receive $5,000 per year for their service on those committees. Members of the Nominating Committee, excluding the Chairman, each receive $2,500 per year for their service on that committee. Annual fees are paid in quarterly installments. Upon the initial election of a Non‑Employee Director to the Board of Directors, the Non‑Employee Director is granted options exercisable for shares of common stock at an exercise price that is the fair market value of a share of common stock at the time of the grant. The number of shares subject to options granted to Non‑Employee Directors at the time of initial election to the Board of Directors is equal to $60,000 divided by the fair market value per share of Griffin common stock at the time of grant. Griffin granted Ms. Rose options exercisable for 1,622 shares of common stock at the time of her initial election to the Board of Directors. Stock options granted to Non-Employee Directors upon their initial election to the Board vest immediately upon issuance. The 2009 Stock Option Plan also provides that Non‑Employee Directors annually receive options exercisable for shares of common stock at an exercise price that is the fair market value of a share of common stock at the time of grant. Under the 2009 Stock Option Plan, the number of shares, subject to options, granted to Non‑Employee Directors upon their reelection to the Board of Directors, is equal to $40,000 divided by the fair market value per share of Griffin common stock at the time of grant. Stock options granted to Non-Employee Directors upon their re-election to the Board of Directors vest on the second anniversary of the date of grant. In 2019, Griffin granted Messrs. Bechtel, Cullman, Jr., May and Small, Jr. each options exercisable for 1,081 shares of common stock upon their reelection to the Board of Directors. Mr. Israel did not stand for reelection to the Board of Directors, therefore, he did not receive any additional option grants in 2019. In connection with Mr. Israel’s retirement, however, Griffin elected to extend the exercisability of his outstanding vested options through the ten-year anniversary of the applicable grant date thereof.

AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee

Griffin’s Audit Committee is comprised of Mr. Bechtel, as Chairman, Mr. May and Ms. Silverman. All members of the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy, and the Board has determined that each member is independent under the listing standards of Nasdaq and the rules of the SEC, regarding audit committee membership. The Audit Committee operates under a written charter, which is publicly available in the “Corporate Governance” section of the “Investors” section of Griffin’s website located at www.griffinindustrial.com.

The primary function of the Audit Committee is to assist Griffin’s Board with its oversight responsibilities regarding: (i) the integrity of Griffin’s financial statements; (ii) Griffin’s compliance with legal and regulatory requirements; (iii) the independent registered public accountant’s qualifications and independence; and (iv) the performance of the independent registered public accountants. The Audit Committee prepared the report required by the rules of the SEC to be included in this Proxy Statement.

The Audit Committee’s powers and responsibilities include: (1) the sole authority for the appointment, compensation, retention and oversight of the independent registered public accountants; (2) the pre-approval of audit and non-audit services by the independent registered public accountants; (3) the review of independence of the independent registered public accountants; (4) the ongoing review of all related party transactions; (5) the establishment of procedures for the receipt, retention and treatment of complaints received by Griffin regarding accounting, internal accounting controls or auditing matters; and (6) the regular reporting to the Board of any issues that arise with respect to the quality or integrity of Griffin’s financial statements.

Review of Griffin’s Audited Financial Statements for the Fiscal Year Ended November 30, 2019

The Audit Committee reviewed and discussed the audited consolidated financial statements of Griffin for the fiscal year ended November 30, 2019 with Griffin’s management. The Audit Committee discussed with RSM US, Griffin’s independent registered public accountants for the fiscal year ended November 30, 2019, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 “Communications with Audit Committees.”

The Audit Committee has also received the written disclosures and the letter from RSM US required by the applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence. The Audit Committee has discussed the independence of RSM US with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that Griffin’s audited consolidated financial statements be included in Griffin’s Annual Report on Form 10 K for the fiscal year ended November 30, 2019 for filing with the SEC.

Submitted By:	David R. Bechtel (Chairman)
Jonathan P. May
Amy Rose Silverman

The information under “Review of Griffin’s Audited Financial Statements for the Fiscal Year Ended November 30, 2019” shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Griffin specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL II. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

The following is a summary of the fees incurred by Griffin for professional services rendered by RSM US LLP (“RSM US”) for fiscal 2019 and fiscal 2018:

	Fiscal	Fiscal
	2019 Fees	2018 Fees
Audit fees	$459,581	$452,947
Audit-related fees	20,415	70,400
Tax fees	47,500	49,375
All other fees	—	—
	$527,496	$572,722

Audit fees consist of fees incurred for professional services rendered for the audit of Griffin’s consolidated financial statements and for the review of Griffin’s interim consolidated financial statements. Audit‑related fees in fiscal 2019 reflect fees for the audit of the Griffin 401(k) Savings Plan by RSM US. Audit‑related fees in fiscal 2018 reflect fees for professional services rendered by RSM US in connection with Griffin’s filing of a universal shelf registration statement and a prospectus supplement for an “at-the-market” equity offering program and fees for the audit of the Griffin 401(k) Savings Plan by RSM US. Tax fees consist of fees incurred for professional services performed by RSM US relating to tax compliance, tax reporting and tax planning. There were no consulting fees paid to RSM US in fiscal 2019 or fiscal 2018.

The Audit Committee’s policy is to pre‑approve all audit, audit‑related and tax services to be provided by the independent registered public accountants. During fiscal 2019, Griffin’s Audit Committee pre‑approved all audit, audit‑related and tax services. The Audit Committee has considered the non‑audit services provided by RSM US and determined that the services provided were compatible with maintaining the independence of RSM US.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE

SELECTION OF RSM US LLP

While the submission of this proposal to a vote of stockholders is not legally required, the Audit Committee and management believe that stockholder ratification of Griffin’s selection of RSM US as its independent registered public accountants is desirable. In the event this selection is not ratified by the affirmative vote of a majority of shares of Griffin common stock present or represented by proxy and entitled to vote on the proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace RSM US as independent registered public accountants at a later date without the approval of the stockholders.

A representative of RSM US is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

PROPOSAL III. APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, Griffin is requesting stockholder approval, on an advisory (non-binding) basis, of the compensation of Griffin’s Named Executive Officers as presented in the Executive Compensation section beginning on page 15 and the compensation tables included therein beginning on page 16 including the narrative disclosure thereto. Griffin has determined to hold a say on pay advisory vote every year, and the next say on pay advisory vote (following the advisory (non-binding) vote at this Annual Meeting) will occur at the 2021 Annual Meeting of Stockholders.

Griffin’s executive compensation program has been designed to attract, motivate and retain the management talent Griffin believes is necessary to achieve its financial and strategic goals. Griffin’s compensation programs reward each of its Named Executive Officers for team results and individual contributions.

Griffin’s executive compensation programs consist of three principal elements:

1.            Base Salary;

2.            Annual Incentive Compensation Programs; and

3.            Long‑Term Incentive Program.

Griffin’s executive compensation programs consist of a mixture of base salary and incentive compensation that provides for a portion of executive compensation to be “at‑risk.” Griffin’s executive compensation programs balance the focus on both short‑ and long‑term goals, encouraging executives to focus on the health of Griffin during the immediate fiscal year through annual incentive compensation programs, and for the future through the long‑term incentive program (i.e., equity awards). Griffin’s executive compensation programs are consistently reviewed by the Compensation Committee, which consists solely of independent directors, to ensure that they provide Griffin’s executives with competitive pay opportunities and reflect current practices.

As an advisory vote, this proposal is not binding upon the Board or Griffin in any way. However, the Compensation Committee, which is responsible for the design and administration of Griffin’s executive compensation practices, values the opinions of Griffin’s stockholders expressed through your vote on this proposal. The Compensation Committee will consider the outcome of this vote in making future compensation decisions for Griffin’s Named Executive Officers.

Accordingly, Griffin will present the following resolution for vote at the Annual Meeting:

“RESOLVED, that the stockholders of Griffin Industrial Realty, Inc. (“Griffin”) approve, on an advisory (non-binding) basis, the compensation of Griffin’s Named Executive Officers as described in “Executive Compensation” and disclosed in the 2019 Summary Compensation Table and related compensation tables and narrative disclosure as set forth in Griffin’s 2020 Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE

APPROVAL, ON AN ADVISORY (NON‑BINDING) BASIS, OF THE COMPENSATION OF GRIFFIN’S NAMED EXECUTIVE OFFICERS

AS PRESENTED IN THIS PROXY STATEMENT

The proposal to approve the compensation of Griffin’s Named Executive Officers, on an advisory (non‑binding) basis, requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

PROPOSAL IV. AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION

The Board of Directors of the Company unanimously recommends that if the stockholders of the Company approve Proposal V of this proxy statement, the stockholders of the Company also approve an amendment (the “Amendment”) to the Company’s amended and restated certificate of incorporation (the “Delaware Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”) to impose certain ownership and transfer restrictions in connection with the Company’s anticipated election to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes commencing with the taxable year beginning January 1, 2021. The effects of the Amendment are summarized below. The full text of the proposed Amendment is contained in the Certificate of Amendment attached to this Proxy Statement as Appendix A. The Amendment as summarized below is qualified by reference to the specific terms of Appendix A. The Board of Directors believes the Amendment is advisable because it will facilitate the Company’s compliance with requirements for taxation as a REIT. The Board of Directors further believes that the certificates of incorporation or charters of substantially all publicly traded REITs contain similar stock ownership and transfer restrictions as those included in the Amendment.

REIT Qualification

In order to qualify as a REIT under the Internal Revenue Code of 1986 (the “Code”), for each taxable year beginning after December 31, 2021, the Company’s shares of capital stock (the “Company stock”) must be beneficially owned by 100 or more “persons”  during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Further, for the Company’s taxable years beginning after December 31, 2021, no more than 50% of the value of the outstanding shares of Company stock may be owned, directly or through certain constructive ownership rules, by five or fewer individuals (as defined in the Code to include certain entities such as private foundations) at any time during the second half of any calendar year. To ensure compliance with these requirements, the Company proposes the Amendment, as further described below.

Ownership and Transfer Restrictions

The Amendment contains restrictions on the ownership and transfer of shares of Company stock that are intended to assist the Company in complying with the requirements described above and qualifying and maintaining its status as a REIT. The Amendment provides that (subject to certain exceptions described below) no “person”  may actually or beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 5.5% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of Common Stock or 5.5% in value of the aggregate of the outstanding shares of all classes and series of Company stock, in each case excluding any shares of Company stock that would not be treated as outstanding for federal income tax purposes. The Company refers to “persons” to mean an individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group, as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an “excepted holder limit” applies. The Company refers to each of these restrictions as an “ownership limit” and collectively as the “ownership limits.” A person that would have acquired actual, beneficial or constructive ownership of Company stock but for the application of the ownership limits or any of the other restrictions on ownership and transfer of Company stock discussed below is referred to as a “prohibited owner.”

The constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related persons to be owned constructively by one person. As a result, the acquisition of less than 5.5% of the Company’s outstanding shares of Common Stock (or the acquisition of an interest in a person that owns, actually or constructively, the Company’s Common Stock) by a person, could, nevertheless cause that person, or another person, to own constructively in excess of 5.5% of the Company’s outstanding shares of Common Stock and thereby violate the applicable ownership limit.

The Amendment provides that the Board of Directors, in its sole and absolute discretion, prospectively or retroactively, may exempt a person from either or both of the ownership limits and may establish a different ownership limit (an “excepted holder limit”) with respect to a particular person (an “excepted holder”) if, among other limitations, the Board determines (i) that such waiver will not cause five or fewer individuals (for this purpose, the term “individual” includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but generally does not include a qualified pension plan or profit sharing trust) to own, actually or beneficially, more than 49% in value of the aggregate of the outstanding shares of all classes or series of stock of the Company; (ii) that the stockholder’s ownership in excess of the ownership limits would not result in the Company being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT and (iii) that, subject to certain exceptions, such person does not and will not own, actually or constructively, an interest in a tenant of the Company (or a tenant of any entity owned in whole or in part by the Company) that would cause the Company to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant.

Additionally, the Amendment provides that as a condition of the exemption or establishing a different ownership limit, the Board of Directors may require an opinion of counsel or Internal Revenue Service ruling, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, in order to determine or ensure the Company’s status as a REIT and representations and undertakings from the person seeking the exemption or excepted holder limit in order to make the determinations above. The Amendment further provides that the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with such an exemption or different ownership limit.

The Amendment provides that the Board of Directors may, in its sole and absolute discretion, increase or decrease the ownership limits for one or more persons, except that a decreased stock ownership limit would not be effective for any person whose actual, beneficial or constructive ownership of Company stock exceeds the decreased ownership limit at the time of the decrease until the person’s actual, beneficial or constructive ownership of

Company stock equals or falls below the decreased stock ownership limit, although any further acquisition of shares of Company stock or beneficial or constructive ownership of Company stock would be subject to the decreased ownership limit. The Amendment further provides that the Board of Directors may not increase or decrease any ownership limit if, among other limitations, the new ownership limit would allow five or fewer persons to actually or beneficially own more than 49% in value of the outstanding shares of Company stock or could cause the Company to be “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT.

The Amendment would further prohibit:

•

any person from actually, beneficially or constructively owning shares of Company stock that could result in the Company being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT (including, but not limited to, actual, beneficial or constructive ownership of shares of Company stock that could result in the Company owning (actually or constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income the Company derives from such tenant, taking into account the Company’s other income that would not qualify under the gross income requirements of Section 856(c) of the Code, would cause the Company to fail to satisfy any such gross income requirements imposed on REITs); and

•

any person from transferring shares of Company stock if such transfer would result in shares of Company stock being beneficially owned by fewer than 100 persons (determined under Section 856(a)(5) of the Code).

Further, the Amendment would provide that any person who acquires or attempts or intends to acquire actual, beneficial or constructive ownership of shares of Company stock that would or may violate the ownership limits or any of the other restrictions on ownership and transfer of Company stock described above must give written notice immediately to the Company or, in the case of a proposed or attempted transaction, provide the Company at least 15 days prior written notice, and provide the Company with such other information as it may request in order to determine the effect of such transfer on its status as a REIT.

The Amendment provides that if any purported transfer of Company stock or any other event would otherwise result in any person violating the ownership limits or such other limit established by the Board of Directors, or could result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then that number of shares causing the violation (rounded up to the nearest whole share) would be automatically transferred to a trust for the exclusive benefit of one or more charitable organizations selected by the Company. The prohibited owner would have no rights in shares of Company stock held by the trustee. The automatic transfer would be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in the transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Company’s discovery that the shares had been automatically transferred to a trust as described above, would be required to be repaid to the trustee upon demand. To determine which shares of capital stock of the Company would be transferred to a trust, shares would be so transferred in such manner as minimizes the aggregate value of the shares that would be transferred to the trust (with certain exceptions) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board of Directors in its sole and absolute discretion).  If the transfer to the trust as described above would not be automatically effective, for any reason, to prevent violation of the applicable restriction on ownership and transfer of Company stock, then that transfer of the number of shares that otherwise would cause any person to violate the above restrictions would be void. If any transfer of shares of Company stock would result in shares of Company stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution), then any such purported transfer will be void and of no force or effect and the intended transferee will acquire no rights in the shares.

The Amendment provides that shares of Company stock transferred to the trustee would be deemed offered for sale to the Company, or the Company’s designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer of the shares to the trust (or, in the event of a gift or other such transaction, the market price (as defined in the Amendment) on the day of the transfer or other event that resulted in the transfer of such shares to the trust) and (ii) the market price per share on the date the Company, or its designee, accepts such offer. The Amendment provides that the Company would also be permitted to reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee and pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. The Amendment further provides that the Company will have the right to accept such offer until the trustee has sold the shares of Company stock held in the trust. The Amendment also provides that upon a sale to the Company, the interest of the charitable beneficiary in the shares sold would terminate and the trustee would be required to distribute the net proceeds of the sale to the prohibited owner.

The Amendment provides that within 20 days of receiving notice from the Company of the transfer of shares to the trust, the trustee will sell the shares to a person designated by the trustee, whose ownership of the shares will not violate the ownership limits or other restrictions on ownership and transfer of Company stock. The Amendment further provides that upon such sale, the trustee will distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the prohibited owner did not give value for the shares in connection with the transfer or other event that resulted in the transfer to the trust (e.g., a gift, devise or other such transaction), the market price on the day of the transfer or other event that resulted in the transfer of such shares to the trust) and (2) the price per share received by the trustee (net of commissions and other expenses of sale) from the sale of the shares. The Amendment provides that the trustee may reduce the amount payable to the prohibited owner by the amount of dividends and other distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. The Amendment also provides that any net sale proceeds in excess of the amount payable to the prohibited owner will be paid immediately to the charitable beneficiary. Finally, the Amendment provides that if, prior to the Company’s discovery that shares of Company stock have been transferred to the trustee, such shares are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess shall be paid to the trustee upon demand.

The Amendment also provides that prior to the sale of any shares by the trust, the trustee will receive, in trust for the charitable beneficiary, all dividends and other distributions paid by the Company with respect to such shares, and the prohibited owner shall have no voting rights.

The Amendment provides that, subject to Delaware law, effective as of the date that the shares have been transferred to the trust, the trustee may, at the trustee’s sole and absolute discretion:

•	rescind as void any vote cast by a prohibited owner prior to the Company’s discovery that the shares have been transferred to the trust; and
•	recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, the Amendment provides that if the Company has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

The Amendment also provides that if the Board of Directors determines that a proposed transfer or other event has taken place that violates the restrictions on ownership and transfer of Company stock set forth in the Delaware Certificate of Incorporation, the Board of Directors may take such action as it deems advisable in its sole and absolute discretion to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Company to redeem shares of stock, refusing to give effect to the transfer on the Company’s books or instituting proceedings to enjoin the transfer.

The Amendment provides that every owner of 5% or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Company stock, within 30 days after the end of each taxable year, must give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Company stock that the owner beneficially owns and a description of the manner in which the shares are held. The Amendment further provides that each owner shall promptly provide to the Company such additional information as the Company may request to determine the effect, if any, of the person’s beneficial ownership on the Company’s status as a REIT and to ensure compliance with the ownership limits. In addition, the Amendment provides that any person that is a beneficial owner or constructive owner of shares of Company stock and any person (including the stockholder of record) who is holding shares of Company stock for a beneficial owner or constructive owner must, upon demand, disclose to the Company such information as the Company may request, in order that it may be able to determine its status as a REIT and to comply with the requirements of any taxing authority or governmental authority.

The Amendment provides that any certificates representing shares of Company stock issued after the effective date of the Amendment will bear a legend referring to the restrictions on ownership and transfer of Company stock described above.

These restrictions on ownership and transfer could have the effect of delaying, deferring or preventing a takeover or other transaction in which stockholders might receive a premium for their shares over the then prevailing market price or which stockholders might believe to be otherwise in their best interest.

The ownership limits and other restrictions on ownership and transfer of Company stock described above will not apply until the Amendment is approved by the Company’s stockholders and filed with the Secretary of State of the State of Delaware and will not apply if the Board of Directors determines that it is no longer in the Company’s best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance with the above-described certificate of incorporation provisions is no longer required in order for the Company to qualify as a REIT.

Required Vote

Approval of the Amendment requires the affirmative vote of holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon.

If Proposals IV and V are approved by the Company’s stockholders, the Amendment would become effective when the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The Company expects to file the Certificate of Amendment prior to becoming a REIT on January 1, 2021.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO GRIFFIN’S CERTIFICATE OF INCORPORATION

PROPOSAL V. REINCORPORATION AS A MARYLAND CORPORATION, THROUGH AND INCLUDING A MERGER WITH AND INTO THE COMPANY’S WHOLLY OWNED SUBSIDIARY, GRIFFIN INDUSTRIAL MARYLAND, INC.

General

The Board of Directors of the Company unanimously recommends that if the stockholders of the Company approve Proposal IV of this proxy statement, the stockholders of the Company also approve a proposal for the Company to change its state of incorporation from Delaware to Maryland. The Company refers to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to (a) what the Board of Directors of the Company believes are the advantages of Maryland law over Delaware law, (b) certain other differences between the Maryland General Corporation Law (the “MGCL”) and the General Corporation Law of the State of Delaware (the “DGCL”), and (c) certain differences in the provisions of the Delaware Certificate of Incorporation and Griffin’s current Amended and Restated By-laws (the “Delaware Bylaws”), each as amended and restated, as compared to the charter and bylaws of the proposed new Maryland corporation, Griffin Industrial Maryland, Inc. (“Griffin Maryland”). Griffin Maryland, a wholly owned subsidiary of the Company, was incorporated in Maryland on March 11, 2020, specifically for the purpose of effecting the change of the Company's state of incorporation and will have conducted no business and have no material assets or liabilities at the time of the Merger (as defined below).

If it is approved by the Company’s stockholders, the Reincorporation Proposal will be accomplished by the merger (the “Merger”) of the Company with and into Griffin Maryland whereby the separate legal existence of the Company will cease and Griffin Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, the Company’s legal domicile will be changed from Delaware to Maryland. Griffin Maryland will change its name to "Griffin Industrial Realty, Inc." as part of the Merger and, consequently, the reincorporation of the Company will not result in any change in the Company's name. In addition, the reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. Griffin will continue to operate as a real estate company principally engaged in developing, acquiring, managing and leasing industrial/warehouse properties. The directors and officers of the Company prior to the Merger will be the directors and officers of Griffin Maryland after the Merger. This assumes, of course, in the case of the director nominees named in Proposal I  of this proxy statement, that they are re-elected at the annual meeting. Except for the reduction in the annual franchise taxes paid to Delaware as described below, the Company anticipates that the Merger will not cause any significant change in the business or financial condition of the Company, and the Company anticipates that the Merger will not cause any change in the Company’s management or day-to-day operations, except for any changes attributable to the differences between the Delaware organizational documents and the Maryland organizational documents, and between the MGCL and the DGCL, as generally described below. Griffin Maryland will have substantially identical share ownership and transfer provisions as those being proposed for the Company in Proposal IV of this proxy statement.

Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and between the Company and Griffin Maryland (the “Merger Agreement”), at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of the common stock, par value $0.01 per share, of the Company will be converted into one share of common stock, par value $0.01 per share, of Griffin Maryland. In addition, at the Effective Time, each outstanding option, warrant or other right to purchase shares of common stock of the Company will continue outstanding as an option, warrant or other right to purchase shares of common stock of Griffin Maryland upon the same terms and conditions as exist immediately prior to the Effective Time.

Following the Effective Time, each outstanding certificate representing shares of common stock of the Company will continue to represent the same number of shares of common stock of Griffin Maryland, and delivery of certificates for shares of common stock of the Company will constitute "good delivery" for transactions in the shares of common stock of Griffin Maryland. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Griffin Maryland.

The common stock of the Company is listed for trading on the Nasdaq Stock Market and trades under the symbol "GRIF". At the Effective Time, this symbol will, without interruption, represent shares of common stock of Griffin Maryland and shares of its common stock will be listed for trading on the Nasdaq Stock Market. At the Effective Time, the common stock of Griffin Maryland will be deemed registered under the Exchange Act by operation of Exchange Act Rule 12g-3(a).

Also at the Effective Time, the Company will be governed by the MGCL, the charter of Griffin Maryland (the “Maryland Charter”) and the Bylaws of Griffin Maryland (the “Maryland Bylaws”), which will result in certain changes in the rights of stockholders and other matters related to the Company. Many significant changes are discussed in this proxy statement under “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL”, but this proxy statement may not discuss all of the changes that are important to you as a stockholder. The summary provided herein is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under the DGCL and the MGCL and is qualified in its entirety by reference to the DGCL and MGCL, the Merger Agreement attached to this proxy statement as Appendix B, the Maryland Charter attached to this proxy statement as Appendix C, the Maryland Bylaws attached to this proxy statement as Appendix  D, the Delaware Certificate of Incorporation  and the Delaware Bylaws. The Maryland Charter and the Maryland Bylaws are sometimes referred to herein as the “Maryland organizational documents”, and the Delaware Certificate of Incorporation and the Delaware Bylaws are sometimes referred to herein as the “Delaware organizational documents”.

Copies of the Delaware Certificate of Incorporation and the Delaware Bylaws are available at the Company’s website (www.griffinindustrial.com), and at the website maintained by the SEC (http://www.sec.gov/). In addition, these documents are available for inspection at the Company’s principal business office and will be provided to any stockholder upon written request without charge. To request copies of these documents, contact:

Griffin Industrial Realty, Inc.
641 Lexington Avenue
26th Floor
New York, New York 10022
Attention: Corporate Secretary

Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the re-election of directors of Griffin Maryland as set forth under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number and Classification of Directors”  (assuming, again, their re-election at the Annual Meeting), and the assumption by Griffin Maryland, as the surviving corporation in the Merger, of the Company's employee benefit plans, including, but not limited to, the Griffin Industrial Realty, Inc. 2009 Stock Option Plan (the “2009 Plan”) and the 2020 Incentive Award Plan, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the Merger Agreement, the Maryland Charter and the Maryland Bylaws will replace the Delaware Certificate of Incorporation and the Delaware Bylaws as the Company's principal corporate governance documents at the Effective Time. Differences exist between the Delaware organizational documents and the Maryland organizational documents. Accordingly, because of these differences and for other reasons, stockholders are urged to carefully read and consider this proxy statement and the attached appendices.

For purposes of this proposal, the “Company”  refers in most places to Griffin Industrial Realty, Inc., as incorporated under the laws of the State of Delaware. In those instances where reference is made to the “Company”  after the Effective Time of the Merger, the reference means Griffin Industrial Realty, Inc., as reincorporated under the laws of the State of Maryland.

Effective Time

If Proposal IV of this proxy statement and the Reincorporation Proposal are approved by the Company's stockholders, the Merger will be effective as of the later of the time that the State Department of Assessments and Taxation of Maryland (“SDAT”) accepts the articles of merger for record or the time established under such articles of merger, not to exceed 30 days after the articles of merger are accepted for record by the SDAT. Subject to stockholder approval of the Reincorporation Proposal, the filing of a certificate of merger in Delaware and the filing of articles of merger in Maryland will be made at such time as the Boards of Directors of the Company and Griffin Maryland determine is advisable. The Company anticipates that the Merger will become effective shortly after stockholder approval prior to the end of 2020. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board of Directors of either the Company or Griffin Maryland, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

Regulatory Approvals

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the articles of merger with the SDAT and the filing of the certificate of merger with the Secretary of State of Delaware.

Principal Reasons for and Effects of Changing the State of Incorporation

The Board of Directors of the Company has concluded that, when compared with Delaware, Maryland has more comprehensive and flexible laws governing entities that qualify as real estate investment trusts under the Code and courts with more experience in addressing issues pertinent to entities that so qualify. Maryland has laws specific to real estate investment trusts, including (a) provisions that specifically validate charter restrictions on the ownership and transfer of stock, which, among other things, facilitate satisfaction of certain of the U.S. federal income tax requirements for qualification as a real estate investment trust, and (b) provisions that permit the issuance of shares without consideration to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a real estate investment trust regarding stock ownership. Maryland also has a separate statute governing real estate investment trusts that are organized as trusts, and while this statute does not apply to corporations, like Griffin Maryland, the Company believes it helps provide greater certainty with respect to the treatment of a real estate investment trust under state law. In addition to the foregoing provisions, approximately 75% of the public companies that qualify as real estate investment trusts under the Code are currently formed under Maryland law, which means that stockholders of Griffin Maryland would hold stock of an entity with corporate governance arrangements more likely to be aligned with other REITs following the reincorporation.

In addition, the Board of Directors of the Company believes that there are other provisions of Maryland law that are beneficial to stockholders of Maryland corporations generally, as well as REITs, including:

•

Maryland has no franchise tax for corporations.  Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock, or (ii) the corporation's capital structure as compared to its assets. The Company has always elected to be considered under the formula that results in the lower franchise tax burden.    For the fiscal year ended November 30, 2019, the Company paid $127,665 in Delaware franchise taxes. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay at least $127,665 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

•

Maryland law provides (i) for a statutory standard of conduct for directors (ii) for broader exculpation of directors and officers from liability for money damages in lawsuits by stockholders or by or in the right of corporations and (iii) for broader indemnification and reimbursement of litigation expenses, which may facilitate Griffin Maryland’s efforts to attract and retain qualified directors and officers.

•	Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Company believes should better protect stockholder interests.

•

The charter of a Maryland corporation may permit the board of directors to amend the charter to increase or decrease authorized but unissued shares of stock without a stockholder vote, which the Company believes will provide it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

Although there are other differences between the DGCL and the MGCL, the Board of Directors of the Company does not believe that any of these differences will have a significant impact on the Company’s operations. See “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL”.

Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL

Upon consummation of the Merger, the Company's corporate affairs will be governed by the MGCL, the Maryland Charter and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of common stock of the Company under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws and those affecting holders of shares of common stock of Griffin Maryland under the MGCL, the Maryland Charter and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the MGCL and the Maryland Charter and the Maryland Bylaws, copies of which are attached to this proxy statement as Appendices B and C, respectively, and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

With respect to the rights of stockholders under the DGCL and those of stockholders under the MGCL, the Maryland Charter and Maryland Bylaws provide for many of the same rights and obligations as the Company’s Delaware organizational documents, although the Maryland Charter and Maryland Bylaws differ from the Delaware organizational documents in certain respects. The Company’s management does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the Company’s present or future directors, make it in the Company’s best interests to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland organizational documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this proxy statement.

Capital Stock

The Company

The Company's authorized capital stock consists of 10,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of March 16, 2020, there were 5,128,413 shares of the Company's common stock and no shares of preferred stock issued and outstanding. The holders of the Company's common stock are entitled to one vote for each share held. The number of authorized shares of common stock of the Company may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company which are present in person or by proxy and entitled to vote.

The Delaware Certificate of Incorporation authorizes the Company's Board of Directors to provide, out of the unissued shares of preferred stock, for the issuance of shares of preferred stock from time to time in one or more classes or series, subject to applicable law, and the Company's Board of Directors is authorized to fix the voting powers, designations, preferences and relative participating, optional or other special rights of shares of preferred stock of each such class or series, and the qualifications, limitations and restrictions, including redemption privileges, dividend rights, liquidation preferences and conversion rights, thereof.

Griffin Maryland

Griffin Maryland's authorized capital stock consists of 10,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of March 16, 2020, there were 100 shares of Griffin Maryland's common stock, all of which are owned by the Company and will be cancelled in the Merger, and no shares of preferred stock issued and outstanding. Each share of Griffin Maryland's common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders.

Under the Maryland Charter, the Board of Directors of Griffin Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are similar in many, but not all, respects to those provided in the Delaware Certificate of Incorporation. The Maryland Charter provides that the Board of Directors of Griffin Maryland may reclassify any unissued shares of common stock and preferred stock from time to time in one or more classes or series of stock.

As permitted by the MGCL, the Maryland Charter provides that the Board of Directors of Griffin Maryland with the approval of a majority of the entire Board of Directors of Griffin Maryland and without stockholder approval, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue. In addition, the Board of Directors of Griffin Maryland may authorize the issuance from time to time of shares of stock of the corporation of any class or series, or securities or rights convertible into shares of its stock of any class or series, in each case whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Maryland Charter or the Maryland Bylaws, without stockholder approval and without authority of the stockholders to vote otherwise.  This provision is similar to Delaware’s.

Extraordinary Transactions

The Company

Under the DGCL, a Delaware corporation generally is not permitted to dissolve, amend its charter, merge, convert, sell all or substantially all of its assets or engage in similar transactions outside the ordinary course of business unless such action is advised by the board of directors and approved by the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Under the DGCL, the term "substantially all of the company's assets" is not defined and is, therefore, subject to Delaware common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction.

As of the date of this proxy statement, the Company's management is not aware of any specific effort by any party to accumulate additional holdings of the Company’s securities, other than for investment purposes, or to effect a change of control of the Company by merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

Griffin Maryland

Under the MGCL, a Maryland corporation generally is not permitted to dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless such action is advised by the board of directors and approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a  lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation's charter. As is the case in Delaware, under the MGCL, the term "substantially all of the company's assets" is not defined and is, therefore, subject to Maryland common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction. The Maryland Charter provides that the foregoing items may be approved by a majority of all the votes entitled to be cast on the matter. However, Maryland law permits a corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

Dividends

The Company

Under the DGCL and the Delaware Bylaws, subject to any preferential dividend rights of any then outstanding preferred stock, the Company may pay dividends to its stockholders out of its surplus from time to time, as authorized by the board of directors. The DGCL provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

The Delaware organizational documents do not modify the statutory provisions concerning the payment of dividends, except as set forth above.

Griffin Maryland

Under the MGCL and the Maryland Charter, subject to any preferential dividend rights of any then outstanding preferred stock, Griffin Maryland is permitted to pay dividends and make other distributions (including share buybacks and redemptions) to its stockholders from time to time as authorized by the board of directors. However, the MGCL provides that no dividend or other distribution may be made if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the corporation's charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.  Under the MGCL, notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a distribution from the net earnings of the corporation for the fiscal year in which the distribution is made, the net earnings of the corporation for the preceding fiscal year, or the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Company has declared and paid annual cash dividends of $0.50, $0.45 and $0.40 per common share for fiscal 2019, fiscal 2018 and fiscal 2017, respectively.

Preemptive Rights

Under the DGCL and the MGCL, stockholders do not have preemptive rights to purchase shares of stock unless the certificate of incorporation, in the case of a Delaware corporation, or the charter, in the case of a Maryland corporation, provides for preemptive rights. Neither the Delaware Certificate of Incorporation nor the Maryland Charter provides stockholders with any preemptive rights.

Advance Notice Requirements for Presentation by Stockholders of Proposals of New Business and Nominations of Directors at Meetings of Stockholders

The Company

Under the Delaware Bylaws, written notice of any stockholder proposal for business at an annual meeting of stockholders must be received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 120th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). The Delaware Bylaws generally provide that written notice of any stockholder nomination of directors (x) with respect to an election to be held at an annual meeting of stockholders, must be Timely Notice received by the secretary of the Company, and (y) with respect to an election to be held at a special meeting of stockholders for the election of directors, must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 120th day prior to and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.

In addition to meeting the applicable deadline, stockholder proposals or nominations of directors must be accompanied by certain information specified in the Delaware Bylaws.

Griffin Maryland

Under the Maryland Bylaws, nominations of individuals for election to the Board of Directors of Griffin Maryland and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders must be delivered to the secretary of Griffin Maryland at the principal executive offices of Griffin Maryland not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than 150 days nor later than 120 days prior to the date of such annual meeting, or if later, the 10th day on which public announcement of the date of such meeting is first made. As with the Delaware Bylaws, stockholder proposals and director nominations must be accompanied by certain information specified in the Maryland Bylaws.

Under the Maryland Bylaws, only the business specified in the notice of the meeting may be brought before a special meeting of stockholders. Nominations of individuals for election as directors at a special meeting of stockholders must be delivered to the secretary of Griffin Maryland at the principal executive offices of Griffin Maryland not earlier than the 120th day before such special meeting nor later than the later of the close of business on the 90th day before the special meeting or the tenth day after the first public announcement is made of the date of the special meeting and of the nominees of the Board of Directors of Griffin Maryland to be elected at the meeting.

Voting for Election of Directors

Both the Delaware Bylaws and the Maryland Bylaws provide that directors are elected by majority vote in uncontested elections, but provide for a plurality vote in contested elections. In particular, the Delaware Bylaws provide that in uncontested elections a nominee for director shall be elected to the Board of Directors of the Company if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election). The Maryland Bylaws provide that in uncontested elections a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee.

Under the Delaware Bylaws, an election will be considered contested if the secretary of the Company determines that the number of nominees exceeds the number of directors to be elected. The Delaware Bylaws do not allow stockholders to vote against a nominee at meetings when directors are to be elected by a plurality vote.

Under the Maryland Bylaws, an election will be considered contested if (i) the secretary of Griffin Maryland receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director under the Maryland Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of Griffin Maryland with the Securities and Exchange Commission and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.

Under the DGCL and the MGCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation, in the case of a Delaware corporation, or its charter, in the case of a Maryland corporation. Pursuant to the Delaware Certificate of Incorporation and the Maryland Charter, neither the Company nor Griffin Maryland permits cumulative voting in the election of directors. The absence of cumulative voting means that stockholders entitled to cast a majority of all the votes entitled to be cast in the election of directors will be able to elect all of the Company’s directors, if they so choose, and thus preclude minority stockholder representation on the board of directors.

Restrictions on Voting Rights

The Company

The Delaware Organizational Documents do not contain provisions relating to control share acquisitions, and the DGCL does not contain a control share acquisition or similar statute.

Griffin Maryland

The MGCL provides that a holder of “control shares”  of a Maryland corporation acquired in a “control share acquisition”  has no voting rights with respect to the control shares except to the extent approved at a special meeting of stockholders by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiring person, or by officers or by directors who are the corporation's employees, are excluded from shares entitled to vote on the matter. “Control shares”  are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of stockholders was held at which the voting rights of such shares were considered and not approved, as of the date of the meeting.  If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of the Company’s common stock.

Number of Directors

The Delaware Certificate of Incorporation provides that the number of directors of the Company will be fixed by, or in the manner provided in the Delaware Bylaws, and the Delaware Bylaws provide that the number of directors of the Company will be fixed from time to time exclusively by resolution of the Company's Board of Directors but in no event shall be less than one. Like the Delaware Certificate of Incorporation and the Delaware Bylaws, the Maryland Charter and the Maryland Bylaws provide that the Board of Directors of Griffin Maryland may establish, increase and decrease the number of directors from time to time as long as the number is not less than one, nor, unless the Maryland Bylaws are amended, more than 15. Both the Company's Board of Directors and Griffin Maryland's Board of Directors are currently comprised of nine members.

Both the Delaware Bylaws and the Maryland Charter provide that each director will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

The Maryland Charter sets forth the names of the initial directors of Griffin Maryland, as follows:

Name
David R. Bechtel
Edgar M. Cullman, Jr.
Frederick M. Danziger
Gordon F. DuGan
Michael S. Gamzon
Jonathan P. May
Molly North
Amy Rose Silverman
Albert H. Small, Jr.

The current term of each of the directors of the Company identified above expires at this Annual Meeting, and each has been nominated for re-election as a director of the Company for a term to expire at the annual meeting of stockholders of the Company in 2021 and when his or her successor is duly elected and qualifies. In the unlikely event that these individuals are not re-elected at the Annual Meeting, their term of office as directors of Griffin Maryland will expire at the time the Merger becomes effective. See “Proposal No. I—Election of Directors.”

The individuals identified above also comprise all of the current directors of the Company. Assuming the re-election at the Annual Meeting of the director nominees named in Proposal 1 of this Proxy Statement as directors of the Company, all of the individuals named above will also serve as directors of Griffin Maryland following the Merger, for terms to expire as described above. For additional information regarding these individuals, see "Proposal No. 1—Election of Director Nominees."

Removal of Directors

The Company

The Delaware organizational documents do not contain provisions relating to removing a director from the Company’s Board of Directors. The DGCL generally provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, subject to certain exceptions related to classified boards or cumulative voting, none of which are applicable to the Company.

Griffin Maryland

The Maryland Charter provides that, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. For purposes of the Maryland Charter, "cause" means only, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the corporation.

Filling Vacancies on the Board of Directors

The Company

The Delaware Bylaws provide that any vacancy in the Board of Directors, however occurring, shall be filled only by the vote of a majority of the directors then in office, although less than a quorum, or by a plurality of the votes cast at a meeting of stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor as a director and until his successor is elected and qualified.

Griffin Maryland

The Maryland Charter provides that Griffin Maryland has elected, at such time as it becomes eligible under Section 3-802(a) and (b) of the MGCL to make such election (which Griffin Maryland is expected to be immediately following the Merger), to be subject to Section 3-804(c) of the MGCL so that, except as may be provided by the Board of Directors in setting the terms of any class or series of shares of stock of the corporation, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which such vacancy occurred.

Standards of Conduct for Directors

The standards of conduct for directors of a Delaware corporation have developed through the common law as expressed in written opinions of the Delaware courts. Directors of Delaware corporations generally must act in good faith and with due care and loyalty, in a manner that they believe to be in the best interests of the corporation and its stockholders.

Under the MGCL, the standard of conduct for directors is set forth in Section 2-405.1(c) of the MGCL, which requires a director of a Maryland corporation to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to, among other things, (i) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (ii) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or (iii) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, the MGCL provides that the act of directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director.

Amendment of Organizational Documents

The Company

The Delaware Certificate of Incorporation may be amended in the manner prescribed by the DGCL, which requires the Company's Board of Directors to declare the amendment advisable and the holders of at least a majority of the outstanding shares of the Company's common stock entitled to vote thereon to approve the amendment.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Company’s Board of Directors and stockholders have concurrent power to alter, amend or repeal the Bylaws or create new bylaws.

Griffin Maryland

The Maryland Charter generally may be amended only if the Board of Directors of Griffin Maryland declares that the proposed amendment is advisable and the proposed amendment is approved by the stockholders of the corporation, at either an annual or a special meeting of the stockholders, or by written consent of the stockholders, in any event by the affirmative vote or consent representing a majority of all the votes entitled to be cast on the matter. Under the MGCL, the Maryland Charter may, however, be amended by the Board of Directors of Griffin Maryland without stockholder approval to, among other things, change the name of the corporation or change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of that stock.

The Maryland Charter and Maryland Bylaws, similar to the Delaware Certificate of Incorporation and Delaware Bylaws, provide that the Board of Directors and stockholders of Griffin Maryland have concurrent power to alter, amend or repeal the Maryland Bylaws or create new Maryland Bylaws.

Business Combinations with Certain Persons

The Company

Section 203 of the DGCL generally provides that if a person (including any person who is an affiliate or associate of the corporation) acquires 15% or more of the outstanding voting stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years, generally unless one of the following three exceptions applies:

•

the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, prior to the time that the person became an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting (and not by written consent).

A Delaware corporation may elect not to be governed by Section 203. The Company has made such an election. Section 203 will apply to the Merger of the Company and Griffin Maryland.

Griffin Maryland

Under the MGCL, certain “business combinations”  between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested stockholder as:

•	any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock, or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's then-outstanding voting stock.

A person is not an interested stockholder if the board of directors of the corporation approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder or an affiliate of an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of the then-outstanding shares of voting stock, voting together as a single group, and

•

two-thirds of the votes entitled to be cast by holders of the voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group.

These super-majority vote requirements do not apply if the holders of the common stock receive a minimum price, as defined under the MGCL, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.

The statute permits various exemptions from its provisions, including business combinations that are approved or exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. As permitted by the MGCL, the Board of Directors of Griffin Maryland will adopt a resolution exempting any business combination between Griffin Maryland and any other person from the provisions of this statute. However, the Board of Directors of Griffin Maryland may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.

Special Meetings of Stockholders

The Company

The Delaware Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors but may not be called by any other person or persons.

Griffin Maryland

The Maryland Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board of Directors, the President or the Chief Executive Officer, and shall be called upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, accompanied by the information required by the Maryland Bylaws. Members of the Cullman and Ernst families (the “Cullman and Ernst Group”), which include Frederick M. Danziger, the Company’s Chairman, Michael S. Gamzon, a director and the Company’s President and Chief Executive Officer, and Edger M Cullman, Jr., a director of the Company, members of their families and trusts for their benefit, partnerships in which they own substantial interests and charitable foundations of which they are directors, beneficially own approximately 45.2% of the outstanding shares of common stock of the Company and, at the Effective Time of the Merger, will beneficially own approximately the same percentage of the outstanding shares of common stock of Griffin Maryland. Accordingly, the Cullman and Ernst Group will have a significant influence over the ability of the stockholders to call a special meeting of the stockholders.

Action by Stockholders in Lieu of a Meeting

The Company

The Delaware Bylaws provide that stockholders of the Company may take any action, required or permitted to be taken at any annual or special meeting, by written consent in lieu of a meeting if the stockholders deliver a written consent signed by the holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

Griffin Maryland

Under the MGCL, holders of common stock may take action only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting unless the charter provides for a lesser percentage. The Maryland Charter provides that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter or (b) if the action is advised and submitted to the stockholders for approval by the Board of Directors of Griffin Maryland and a consent, setting forth the action so taken, is given in writing or by electronic transmission by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders. Griffin Maryland is required to give notice of action by stockholders by less than unanimous consent not later than ten days after the effective date of the action to each stockholder.

Limitations on Liability of Directors and Officers

The Company

As permitted by the DGCL, the Delaware Certificate of Incorporation provides that no director will have personal liability to the Company or any of its stockholders for money damages for breach of fiduciary duty as a director, provided however that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which such director derived an improper personal benefit.

Griffin Maryland

As permitted by the MGCL, the Maryland Charter exculpates the directors and officers of Griffin Maryland from liability to the corporation and its stockholders for money damages, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Indemnification of Directors and Officers

The Company

Under the DGCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of such a proceeding. In an action or suit by or in the right of the corporation, the DGCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the DGCL.

The DGCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding if the corporation has received a written undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

The Delaware Certificate of Incorporation generally provides for the indemnification of, and advance of expenses to, directors, officers, employees and agents to the fullest extent permitted by the DGCL. The Delaware Certificate of Incorporation further provides, consistent with the DGCL, that the right to indemnification conferred by the Delaware Certificate of Incorporation is not exclusive of any other right which a person may have under the Delaware Certificate of Incorporation, Delaware Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Griffin Maryland

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party to or witness in by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such proceeding. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was a result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services, or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by the Maryland corporation or in its right in which the director or officer was adjudged liable to the Maryland corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in the corporation's right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Maryland Charter obligates Griffin Maryland, to the maximum extent permitted by Maryland law, to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service: (i) as a director or officer of Griffin Maryland or (ii) while a director or officer and at Griffin Maryland’s request, as a director, officer, partner, manager, member, trustee, employee or agent of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, in each case, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason of his or her service in any of these capacities, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Maryland Charter also permits the Company to indemnify and advance expenses to any individual who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

The Maryland Charter further provides, consistent with the MGCL, that the indemnification and payment or reimbursement of expenses provided in the Maryland Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Griffin Maryland intends to enter into indemnification agreements with its directors and executive officers. These agreements will require Griffin Maryland to indemnify these individuals to the fullest extent permitted under Maryland law, the Maryland Charter and the Maryland Bylaws against liabilities that may arise by reason of their service to Griffin Maryland, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Appraisal Rights

Under the DGCL, stockholders, in certain circumstances, generally have the right to dissent from certain corporate reorganizations and mergers and demand and receive payment in cash for their shares of stock provided that certain statutory procedures are followed. The Reincorporation Proposal does not trigger any appraisal rights. See “—No Dissenting Stockholders' Rights of Appraisal.”

Under the MGCL, except as noted below, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if the corporation consolidates or merges with or converts into another corporation, the stockholder's stock is to be acquired in a share exchange, the corporation transfers all or substantially all its assets, the corporation amends its charter in certain circumstances (unless the right to do so is reserved by the charter, which the Maryland Charter does) or the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above.

The Company

Under the DGCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called “appraisal rights”), if they properly follow the statutory procedures for asserting these rights set forth in the DGCL. However, appraisal rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, the shares were listed on a national securities exchange or held of record by more than 2,000 holders, unless the holders thereof are required by the terms of an agreement of merger of consolidation to accept for such stock anything except (i) shares of stock of the corporation surviving the merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described above, or (iv) any combination of such shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts.

Pursuant to the DGCL, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding shares of stock of the other corporation. Because the Company owns 100% of the outstanding shares of stock of Griffin Maryland, the stockholders of the Company are not entitled to appraisal rights in connection with the Merger.

Griffin Maryland

The MGCL provides that, unless the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above, a stockholder who otherwise has the right to demand and receive payment of the fair value of the stockholder's stock from the successor may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

•

except as provided below, any shares of the class or series of the stock are listed on a national securities exchange (i) with respect to (A) a merger of a 90% or more owned subsidiary with or into its parent corporation and (B) a business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger, on the date notice of such merger is given or waived under the MGCL, or (ii) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

•

the stock is that of the successor in a merger unless (i) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so (which the Maryland Charter does), or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

•

the stock is not entitled (other than solely because of the provisions of the MGCL with respect to (i) a merger of a 90% or more owned subsidiary with or into its parent corporation or (ii) a  business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger)  to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

•	the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under the MGCL; or

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the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

With respect to a merger, consolidation or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of a transaction under the exception described in the first bullet point in the immediately preceding paragraph may demand the fair value of the stockholder's stock if:

•

in the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except (i) stock of the corporation surviving or resulting from the merger, consolidation or share exchange, stock of any other corporation or depositary receipts for any such stock, (ii) cash in lieu of fractional shares of stock or fractional depositary receipts described above, or (iii) any combination of the stock, depositary receipts and cash in lieu of fractional shares or fractional depositary receipts described above;

•

the directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5% or more of the outstanding voting stock of the corporation at any time within the one-year period ending on the day the stockholders voted on the transaction objected to or, with respect to (i) a merger of a 90% or more owned subsidiary with or into its parent corporation or (ii) a business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger,  the effective date of the merger; and

•

unless the stock is held in accordance with a  compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in the immediately preceding bullet point, as part of or in connection with the transaction and with the one-year period described in such bullet point, will be or was converted into or exchanged for stock of a person, or an affiliate of a  person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

Inspection of Books and Records

The Company

The DGCL provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

Griffin Maryland

The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs, any voting trust agreements deposited with the corporation at the corporation's principal office and a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Additionally, one or more persons who together are, and for at least six months have been, stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may (i) inspect and copy during usual business hours the corporation's books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's principal office in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Exclusive Forum

The Company

The Delaware Organizational Documents do not contain provisions relating to exclusive forum.

Griffin Maryland

The Maryland Bylaws provide that, unless Griffin Maryland consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on behalf of Griffin Maryland (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of Griffin Maryland’s directors, officers or other employees to Griffin Maryland or to stockholders of Griffin Maryland, (d) any action asserting a claim against Griffin Maryland or any of Griffin Maryland’s directors, officers or other employees arising pursuant to any provision of the MGCL, the Maryland Charter or the Maryland Bylaws or (e) any other action asserting a claim against Griffin Maryland or any of Griffin Maryland’s directors, officers or other employees that is governed by the internal affairs doctrine and no such action may be brought in any court sitting out of the State of Maryland unless Griffin Maryland consents in writing to such court. This provision does not cover claims made by stockholders pursuant to the securities or other laws of the United States or any rules or regulations promulgated thereunder.

Dissolution

Under the DGCL, a Delaware corporation may be dissolved if (i) the board of directors, by resolution adopted by a majority of the entire board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a Delaware corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon consent in writing.

The MGCL permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board of directors a resolution which declares that dissolution is advisable and directs that the proposed dissolution be submitted for consideration at either an annual or special meeting of the stockholders, and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds (unless the charter of the corporation provides for a lesser percentage) of all votes entitled to be cast on the matter. The Maryland Charter provides that the dissolution of Griffin Maryland must be approved by a majority of all the votes entitled to be cast on the matter.

Under the DGCL, generally if a deadlock of the directors precludes corporate action, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. Under the DGCL, the Court of Chancery may appoint a custodian or receiver. Such action under the DGCL may be instituted by any stockholder.

Under the MGCL, stockholders entitled to cast at least 25% of all the votes entitled to be cast in the election of directors may petition a court of equity to dissolve the corporation if the directors are so divided regarding the management of the corporation’s affairs that the vote required for action by the board cannot be obtained, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. However, under the MGCL any stockholder entitled to vote in the election of directors may petition a court of equity to dissolve the corporation if (i) the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors, or (ii) the acts of the directors or those in control of the corporation are illegal, oppressive or fraudulent.

Stockholders of a Maryland corporation with a class of equity securities registered under the Exchange Act are not permitted to petition a court of equity to dissolve a Maryland corporation on the grounds that the stockholders are so divided that directors cannot be elected or the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors.

Certain Anti-Takeover Effects and Provisions

The Delaware Certificate of Incorporation and the Delaware Bylaws contain various provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

•	authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

•	advance notice requirements for stockholder proposals and director nominations;

•	requirements that special meetings of stockholders may only be called by the board of directors; and

•	not permitting cumulative voting in the election of directors.

The provisions of the type described in the bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws.  However, the Maryland Bylaws also provide that special meetings of the stockholders may be called upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the DGCL, which imposes a three-year moratorium on certain business combinations with an “interested stockholder”  unless one of three exceptions applies. See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL – Business Combinations with Certain Persons.” The Board of Directors of Griffin Maryland will adopt a resolution opting Griffin Maryland out of the comparable business combination statute contained in the MGCL (although the Board of Directors of Griffin Maryland may repeal or modify this resolution at any time in the future). See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons.”  Through a provision in the Maryland Bylaws, Griffin Maryland has opted out of the Maryland control share acquisition statute (although Griffin Maryland could at any time become subject to the control share acquisition statute by amending the Maryland Bylaws to change the opt-out provision). See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons”  and “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Restrictions on Voting Rights.”

In addition, Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Exchange Act and with at least three independent directors to elect to be subject to any or all of five provisions:

•	a classified board,

•	a two-thirds vote requirement to remove a director,

•	a requirement that the number of directors be fixed only by the vote of the directors,

•

a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred rather than until the next annual meeting of stockholders as would otherwise be the case, and

•	a majority requirement for the calling of a special meeting of stockholders.

An eligible Maryland corporation, including Griffin Maryland, upon consummation of the Merger, is permitted to elect into this statute by provision in its charter or bylaws or by a resolution of its board of directors, without stockholder approval and notwithstanding any other provision in its charter or bylaws.  Pursuant to Subtitle 8, Griffin Maryland has elected in the Maryland Charter, at such time as it becomes eligible to do so, to provide that vacancies on the Board of Directors of Griffin Maryland may be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. Through provisions in the Maryland Charter and/or the Maryland Bylaws unrelated to Subtitle 8, Griffin Maryland will (i) provide that, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of all the votes entitled to be cast generally for the election of directors, (ii) vest in the Board of Directors of Griffin Maryland the exclusive power to fix the number of directorships and (iii) require, unless called by Board of Directors of Griffin Maryland, the written request of stockholders entitled to cast a majority of all of the votes entitled to be cast at such a meeting to call a special meeting of stockholders.

Anti-takeover provisions in the DGCL and MGCL and in the corporate governance structure of both the Company and Griffin Maryland could have the effect of delaying, deferring or preventing an acquisition of the Company or Griffin Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, delay, defer or prevent transactions which might otherwise have a favorable effect on the price of the common stock of the Company or Griffin Maryland. These provisions may make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the respective Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

No Dissenting Stockholders' Rights of Appraisal

Pursuant to Section 253 of the DGCL, appraisal rights are not available regarding mergers of two corporations if one of them owns at least 90% of the other's outstanding shares of each class of stock. Because the Company owns 100% of all outstanding shares of Griffin Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation Proposal.

Possible Disadvantages of the Reincorporation Proposal

Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Charter, the Maryland Bylaws and the MGCL have not received extensive judicial interpretation by the Maryland courts. The DGCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. Nevertheless, as discussed in greater detail above, the Company's Board of Directors believes that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

Under current federal income tax laws, the Merger will be a tax-free reorganization under the Code. Accordingly, for federal income tax purposes (i) no gain or loss will be recognized by the stockholders of the Company as a result of their exchange of common stock of the Company for common stock of Griffin Maryland in the Merger, (ii) the basis for the common stock of Griffin Maryland received by the stockholders of the Company in exchange for common stock of the Company will be the same as the basis of the common stock of the Company exchanged therefor, and (iii) the holding period for the common stock of Griffin Maryland received by each stockholder of the Company in the Merger will include such stockholder's holding period for the common stock of the Company exchanged therefor, provided that the stockholder held such stock of the Company as a capital asset at the Effective Time. The Merger will have no federal income tax effect on the Company. Certain stockholders of the Company may be subject to special rules because of their particular federal income tax status and the federal income tax consequences of the Merger to such stockholders may accordingly differ from the ones of general application that are described above.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Vote Required

Pursuant to the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of the Company's stock entitled to vote thereon is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the election of directors of Griffin Maryland as set forth under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number of Directors”  (assuming, the director nominees are elected at the Annual Meeting), the assumption by Griffin Maryland, as the surviving corporation in the Merger, of the Company's employee benefit plans, including, but not limited to, the 2009 Plan and the 2020 Plan, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL. PROPERLY EXECUTED AND SUBMITTED PROXIES WILL BE VOTED IN FAVOR OF SUCH REINCORPORATION PROPOSAL (INCLUSIVE OF THE MERGER AND ALL OTHER RELATED TRANSACTIONS) UNLESS A STOCKHOLDER  INDICATES  OTHERWISE WHEN SUBMITTING ITS PROXY.

PROPOSAL VI. APPROVAL OF THE GRIFFIN 2020 INCENTIVE AWARD PLAN

INTRODUCTION

In March 2020, the Board adopted and approved the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan, in the form attached to this proxy as Appendix E (the “2020 Plan”).  The 2020 Plan was effective as of the date it was adopted by the Board, subject to the approval of our stockholders at the Annual Meeting.  The 2020 Plan will replace the Griffin Industrial Realty, Inc. 2009 Stock Option Plan (the “2009 Plan”). If our stockholders approve this proposal, no new awards will be granted under the 2009 Plan; however, all then-outstanding awards under the 2009 Plan would remain outstanding in accordance with their terms.  If, however, our stockholders do not approve this proposal, the 2020 Plan (and any awards thereunder) will not become effective, and the 2009 Plan will remain in effect in accordance with its current terms and conditions and we may continue to grant awards under the 2009 Plan using the shares available for issuance thereunder.

THE SUMMARY OF THE 2020 PLAN CONTAINED IN THIS PROPOSAL IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TERMS AND CONDITIONS OF THE 2020 PLAN, WHICH IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT.

Purpose of 2020 Plan

We believe that the adoption of the 2020 Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving employees, non-employee directors and consultants the incentives of an owner with an equity stake in the Company, providing a means of recognizing their contributions to the success of the Company and inducing them to remain in our service. The Board and management believe that equity awards are appropriate to remain competitive in our business and are essential to recruiting and retaining the highly qualified employees, non-employee directors and consultants who help the Company meet its goals.

Key Features of the 2020 Plan

The 2020 Plan reflects a broad range of compensation and governance best practices, as well as the recommendation of Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee’s independent compensation consultant, and other advisors, with some of the key features of the 2020 Plan as follows:

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No Increase to Shares Available for Issuance without Shareholder Approval. The total number of shares of Common Stock that may be issued under the 2020 Plan cannot be increased (other than adjustments in connection with certain corporate reorganizations and other events) without stockholder approval.

•	No Automatic Vesting for Awards. The 2020 Plan does not have automatic accelerated vesting provisions for awards in connection with a change in control.
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No Repricing of Awards. We generally may not without stockholder approval (1) lower the exercise price of an option or SAR after it is granted or (2) cancel an option or SAR when the exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award.

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Limitations on Grants to Directors. The sum of the value of equity awards granted to a non-employee director as compensation for services as a non-employee director and cash compensation and other fees paid during any fiscal year of the Company may not exceed $400,000. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

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No In-the-Money Option or Stock Appreciation Right Grants. The 2020 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant (other than substitute or assumed options).

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No “Liberal” Share Recycling Provisions. Generally, when awards granted under the 2020 Plan or awards outstanding under the 2009 Plan are forfeited, expire or are settled in cash, the shares reserved for those awards will again be available for future awards in an amount corresponding to the reduction in the share reserve previously made with respect to such awards. However, the following shares will not be added to the share reserve under the 2020 Plan: (1) shares of Common Stock that are delivered by the participant or withheld by us as payment of the exercise price in connection with the exercise of an option or payment of the tax withholding obligation in connection with any award; (2) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options.

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Minimum Vesting Requirement. The 2020 Plan imposes a minimum vesting period of one year from the date of grant for all equity-based awards granted under the Plan, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.

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Independent Administration. The Compensation Committee of our Board, which consists of two or more non-employee directors, generally will administer the 2020 Plan if it is approved by shareholders. The full Board will administer the 2020 Plan with respect to awards granted to members of the Board. The Compensation Committee may delegate certain of its duties and authorities to a committee of one or more directors or officers of the Company for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Exchange Act, or (2) are officers of the Company and have been delegated authority to grant or amend awards under the 2020 Plan.

Determination of Share Reserve Under the 2020 Plan

Prior to adoption of the 2020 Plan, the 2009 Plan was the only active equity plan under which equity awards may be made by the Company. The 2020 Plan authorizes an additional 300,000 shares for issuance of equity awards. The table below presents information about the expected maximum number of shares that may be issued under the 2020 Plan, which consists of (a) number of shares that were subject to outstanding options under our 2009 Plan, at November 30, 2019, (b) the number of shares that were subject options granted under our 2009 Plan following November 30, 2019, and (c) the proposed number of shares authorized for issuance under the 2020 Plan.

	Options Outstanding (Number of Shares)	As a % of Shares Outstanding (1)

2009 Plan

Options outstanding as of November 30, 2019	189,822	3.35%

Options granted subsequent to November 30, 2019 (2)	50,906	0.90%

Shares available for grant under the 2009 Plan after the Annual Meeting	0	0%

2020 Plan

Proposed new shares available for issuance under the 2020 Plan	300,000	5.29%

Estimated fully-diluted overhang (3)	540,728	9.54%

(1)

Based on the fully diluted shares outstanding (including sum of current grants outstanding, shares available for future awards under the 2020 Plan and 5,128,413 shares of common stock outstanding as of March 16, 2020).

(2)

Represents (a) an option to purchase 48,000 shares of common stock granted to Mr. DuGan in consideration for his Advisory Services and (b) options to purchase 1,453 shares of common stock granted to each of Mr. DuGan and Ms. North in connection with their appointment to the Board.

(3)

Fully-diluted overhang is calculated as the sum of current grants outstanding and shares available for future awards under the 2020 Plan (numerator) divided by the sum of the numerator and common shares outstanding as of March 16, 2020.

In determining whether to approve the 2020 Plan, the Board considered the input of FW Cook, and the following:

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In determining the size of the share reserve under the 2020 Plan, the Board considered the number of equity awards granted by the Company during the past five fiscal years. In the last five fiscal years, options to purchase an average of approximately 28,170 shares were awarded under the 2009 Plan.  This level of equity awards represents a 5-year average burn rate of 0.56% of common shares outstanding. Equity burn rate is calculated by dividing (1) the number of shares subject to equity awards awarded during the fiscal year by (2) the basic weighted average number of common shares outstanding during the same fiscal year.

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The proposed aggregate share reserve under the 2020 Plan is expected to provide us with sufficient shares for awards for at least three to five years, assuming we grant awards generally consistent with market practices on a going-forward basis, taking into account our historical usage, as reflected in our historical average burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2020 Plan could last for a shorter or longer time.

In consideration of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the 2020 Plan is reasonable and appropriate at this time. Neither the Board nor Compensation Committee will create a subcommittee to evaluate the risk and benefits for issuing shares under the 2020 Plan.

OVERVIEW OF THE 2020 PLAN

The principal terms and conditions of the 2020 Plan are summarized below.

Share Reserve

Under the 2020 Plan, 300,000 shares will initially be reserved for issuance pursuant to a variety of equity-based compensation awards, including stock options, SARs, restricted stock awards, restricted stock unit awards, partnership interests (“LTIP Units”), other equity or cash based awards and dividend equivalent awards. Any shares of common stock will be counted against this limit as one share for every one share granted and any LTIP Unit will be counted against this limit as one share for every one LTIP Unit granted. Further, subject to certain exceptions, the sum of the grant date fair value of equity-based awards and the amount of any cash compensation or other fees granted or paid to a non-employee director during any fiscal year, in respect of the director’s service as a member of the Board, shall not exceed $400,000. The shares covered by the 2020 Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market.

The following counting provisions will be in effect for the share reserve under the 2020 Plan:

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to the extent that shares underlying an award are forfeited, expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or an award is settled for cash (in whole or in part), or after the date of stockholder approval of the 2020 Plan any shares subject to an award under the 2009 Plan are forfeited or expire or are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or any award under the 2009 Plan is settled for cash (in whole or in part), any shares subject to the award at such time will be available for future grants under the 2020 Plan;

•	shares tendered in payment of the exercise price of an option or to satisfy any tax withholding obligation with respect to any award will not be available for future grants under the 2020 Plan;
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to the extent shares subject to a SAR or other stock-settled award are not issued in connection with the settlement of the SAR or other stock-settled award on exercise thereof, such shares will not be available for future grants under the 2020 Plan;

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to the extent that shares awarded under the 2020 Plan are purchased on the open market by the Company with the cash proceeds received from the exercise of options, such shares will not be available for future grants under the 2020 Plan;

•	the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2020 Plan; and
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to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2020 Plan, except as may be required by reason of Section 422 of the Code.

Any shares that again become available for grant as described above will be added back as one (1) share. The market value per share of common stock as of March 16, 2020 is $35.27.

Administration

The Compensation Committee (or another committee or a subcommittee of the Board) will administer the 2020 Plan. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the administrator will consist of at least two members of the Board, each of whom will be a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. Additionally, to the extent required by applicable law, each individual constituting the administrator will be an “independent director” under the rules of any securities exchange or automated quotation system on which the shares of common stock are listed, quoted or traded. The 2020 Plan provides that the Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of the Board or one or more of the Company’s officers, provided that no officer shall be delegated such authority to grant awards to individuals who are subject to Section 16 of the Exchange Act, or officers or directors who have been delegated the authority to grant or amend awards under the 2020 Plan.

Subject to the terms and conditions of the 2020 Plan, the administrator will have the authority to select the persons to whom awards are to be made, to determine the type of awards to be granted and the number of shares to be subject to awards and the terms and conditions of awards, to determine when awards can be settled in cash, shares, other awards or whether to cancel, forfeit or surrender awards, to prescribe the form of award agreement, to accelerate vesting or lapse of restrictions, to determine as among the Company, the Partnership or any other subsidiary which entity will make payments with respect to awards and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2020 Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to the administration of the 2020 Plan. The full Board will administer the 2020 Plan with respect to awards to non-employee directors.

Eligibility

The 2020 Plan provides that awards may be granted to individuals who are employees, consultants or non-employee directors of the Company, the Partnership or any of their respective affiliates, but that only employees of the Company or any of its affiliates may be granted incentive stock options (“ISOs”). The administrator determines which of such employees, consultants and non-employee directors will be granted awards.  No person is entitled to participate in the 2020 Plan as a matter of right. Only those employees, consultants and non-employee directors who are selected to receive grants by the administrator may participate in the 2020 Plan. Participants are not required to pay money in order to receive awards under the 2020 Plan, but may be required to pay an exercise price in order to receive the shares underlying their awards, as described below. There are currently approximately 23 employees, 0 consultants4 and 7 non-employee directors who may be eligible for awards under the 2020 Plan.

Awards

The 2020 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock awards, restricted stock unit awards, LTIP Units, other stock or cash based awards and dividend equivalent awards, or any combination thereof.  Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award, including the exercise price, vesting schedule, and treatment of awards upon termination of employment, if applicable.  Vesting provisions require certain conditions to be met, such as continued employment or specified performance goals, before a participant may receive the shares underlying an award or before such shares become freely tradeable and nonforfeitable.

Stock Options and Stock Appreciation Rights (“SARs”)

Stock options are  rights to purchase shares at a specified price (the exercise price). Stock options will be either nonqualified stock options (“NQSOs”) or ISOs. SARs are awards entitling the holder to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such award from the fair market value on the date of exercise of such award by the number of shares with respect to which such award shall have been exercised. SARs will be settled in cash or shares, or in a combination of both, at the election of the administrator.

The exercise price per share subject to each option and SAR may not be less than fair market value on the date of grant (other than certain substitute options and SARs granted in connection with a corporate transaction). Options and SARs usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with the Company or one of its affiliates and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. The 2020 Plan provides that options and SARs may be granted for any term specified by the administrator that does not exceed ten (10) years.

ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs will have an exercise price of not less than the fair market value of a share on the date of grant. ISOs will only be granted to employees, and will not be exercisable after a period of ten (10) years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of the Company’s capital stock, the 2020 Plan provides that the exercise price must be at least 110% of the fair market value of a share on the date of grant and that the ISO must not be exercisable after a period of five (5) years measured from the date of the grant.

Options and SARs may be exercised only by delivering (a) a written notice in a form approved by the administrator (which may be electronic) complying with the applicable rules established by the administrator stating that the stock option or SAR, or a portion thereof,  is exercised, (b) such representations and documents as the administrator, in its sole discretion, deems necessary or advisable, (c) in the event the option or SAR is exercised by a person other than the participant, appropriate proof of the right of such person or persons to exercise the option or SAR, as determined in the sole discretion of the administrator, and (d) full payment of the exercise price (if applicable) and applicable withholding taxes in the manner permitted by the administrator in accordance with the 2020 Plan. Additional instructions for exercising stock options and SARs will be provided separately.

Restricted Stock

Restricted stock will be granted to any eligible individual selected by the administrator and will be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, will be forfeited for no consideration or repurchased by the Company at the original purchase price or such other amount as may be specified in the award agreement if the conditions or restrictions on vesting are not met. The 2020 Plan provides that restricted stock generally may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse; however, extraordinary dividends may be paid out to the recipient only to the extent that the vesting conditions are subsequently satisfied and the restricted stock vests.

Restricted Stock Units

Restricted stock units will be awarded to any eligible individual selected by the administrator, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance goals established by the administrator. At the time of grant, the administrator will specify the maturity date for each grant of restricted stock units, which will be no earlier than the vesting date of the award. On the maturity date, the shares underlying the restricted stock units or, in the sole discretion of the administrator, an equivalent amount of cash or a combination of cash and shares, will be transferred to the holder. Unlike restricted stock, recipients of restricted stock units generally will have no voting or dividend rights prior to the maturity date unless dividend equivalents are granted along with the restricted stock units.

Other Stock or Cash Based Awards, LTIP Units and Dividend Equivalents

The administrator may grant other stock or cash based awards, including awards entitling a holder to receive shares or cash to be delivered immediately or in the future, to any eligible individual, including cash payments, cash bonus awards, stock payments, stock bonus awards, incentive awards, deferred stock, deferred stock units, performance awards, retainers, committee fees and meeting-based fees. Subject to the terms of the 2020 Plan, the administrator will determine the terms and conditions of each such award, including the term of the award, any exercise or purchase price, performance criteria and goals, transfer restrictions, vesting conditions and other terms and conditions. Other cash or stock based awards may be paid in cash, shares or a combination of cash and shares, as determined by the administrator, and may be available as a form of payment in the settlement of other awards granted under the 2020 Plan, as stand-alone payments, as part of a bonus, deferred bonus, deferred compensation or other arrangement and/or as payment in lieu of compensation to which an eligible individual is otherwise entitled.

LTIP units are awards of units of Griffin Industrial, LLC (or its successor) intended to constitute “profits interests” within the meaning of the relevant Internal Revenue Service Revenue Procedure guidance, which may upon certain events or circumstances be convertible into shares of our common stock.

Dividend equivalents may be granted by the administrator, either alone or in tandem with another award, based on dividends declared on the shares, to be credited as of dividend payment dates during the period between the date the dividend equivalents are granted to a holder and the date such dividend equivalents terminate or expire, as determined by the administrator. The 2020 Plan provides that dividend equivalents may be settled in cash or shares and at such times as determined by the administrator.

Minimum Vesting

No awards under the 2020 Plan will vest earlier than the first anniversary of the date the award is granted, except (a) any substitute awards, (b) any awards delivered in lieu of fully-vested cash-based awards (or other fully-vested cash awards or payments), (c) any awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders, which is at least fifty (50) weeks after the immediately preceding year’s annual meeting, or (d) any other awards granted by the administrator that result in the issuance of an aggregate of up to 5% of shares available for issuance. Notwithstanding such restriction, the administrator has discretion to provide for accelerated exercisability of vesting of any award, including in cases of the holder’s termination of employment or death or disability or change in control, in terms of the award agreement or otherwise.

Rights as a Stockholder

An award holder will not have any rights as a stockholder as to the shares covered by an award until the holder becomes the record owner of such shares.

No Rights as Employee

Nothing in the 2020 Plan or in any award agreement will give any holder of an award granted under the 2020 Plan any right to continue in the employ of, or as a director or consultant for, the Company or any of its affiliates or will interfere with or restrict in any way the rights of any such entity to discharge any holder of an award at any time.

Transferability of Awards

The holder must give the Company notice of any disposition or other transfers (other than in connection with a change in control) of shares acquired by exercise of an ISO within (1) two years from the date of grant of the incentive stock option or (2) one year after the transfer to the holder of the shares subject to the ISO.

Except as otherwise provided by the administrator, no award granted under the 2020 Plan may be assigned, transferred or otherwise disposed of by the participant, except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator.

However, the administrator by express provision in the award or an amendment thereto may permit an award (other than an ISO (unless such ISO is intended to become an NQSO)) to be transferred to, exercised by and paid to certain “family members” as defined in the instructions to Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), after taking into account applicable law. In addition, the administrator may determine to permit a holder to transfer ISOs to a trust if the holder is considered the beneficial owner of the ISO while it is held in the trust for purposes of Section 671 of the Code and other applicable law. Any permitted transfer shall be without consideration.

Adjustments of Awards

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution of the Company’s assets to stockholders (other than normal cash dividends) or any other change affecting the shares or the share price other than an equity restructuring, the 2020 Plan provides that the administrator may make equitable adjustments, if any, to reflect such change with respect to:

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the aggregate number and kind of shares that may be issued under the 2020 Plan, including adjustments to the limits on the maximum number and kind of shares that may be issued under the 2020 Plan generally;

•	the number and kind of shares (or other securities and property) subject to outstanding awards;
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the terms and conditions of outstanding awards (including without limitation, any applicable performance targets or criteria with respect to such awards) and the grant or exercise price per share for any outstanding awards; and

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the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors pursuant to a non-employee director compensation policy adopted in accordance with the 2020 Plan, if any.

In the event of any event described above or relating to unusual or nonrecurring transactions or events affecting the Company (including a change in control), the Partnership or any of its affiliates, or the financial statements of the Company or any of its affiliates, or of changes in applicable law or applicable accounting standards, the administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, is authorized to provide for the termination, assumption or substitution of an award, to make adjustments in the shares and/or in the terms and conditions of such shares subject to an award, to provide for the early vesting of an award, to replace an award with other rights or property or to provide that an award cannot vest or become payable after such event.

In connection with the occurrence of any equity restructuring that would require adjustments to the 2020 Plan or any awards under the 2020 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator shall make equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price  thereof, as well as such equitable adjustments as the administrator deems appropriate, in its sole discretion, with respect to the aggregate number and kind of shares that may be issued under the 2020 Plan.

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or the share price, for reasons of administrative convenience, the administrator, in its sole discretion, may refuse to permit the exercise of any award during a period of up to 30 days prior to the consummation of such transaction.

Data Privacy

The 2020 Plan provides that  as a condition of receipt of any award, each holder explicitly consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, the Company, the Partnership and their respective affiliates, including any requisite transfer of such data as may be required to a broker or other third party with whom the Company, the Partnership or any of  their respective affiliates or the holder may elect to deposit any shares, for the exclusive purpose of implementing, administering and managing the holder’s participation in the 2020 Plan. The holder understands that the Company holds certain personal information about the holder (including holder’s name, home address and telephone number, date of birth, social security number or other employee tax identification number, employment history and status, salary, nationality, job title, and any equity compensation grants or shares awarded, cancelled, purchased, vested, unvested or outstanding in the holder’s favor). The holder understands that data will be held only as long as is necessary to implement, administer and manage the holder’s participation in the 2020 Plan.  The Company may also make the data available to public authorities where required under locally applicable law. The holder understands that the recipients of the data may be located in the United States or elsewhere (and, if the holder is a resident of a member state of the European Union, may be outside the European Economic Area) and that the recipient’s country (e.g. the United States) may have different data privacy laws and protections than holder’s country. The holder explicitly consents to such transfer to such countries, the processing of such data being necessary for the administration of the 2020 Plan. The holder understands that he or she may request a list with the names and addresses of all recipients of the data by contacting his or her local human resources representative. A holder may, at any time, view such data held by the company with respect to such holder, request additional information about the storage and processing of the data with respect to such holder, recommend any necessary corrections to such data or refuse or withdraw the consents in the 2020 Plan in writing, in any case without cost, by contacting in writing the holder’s local human resources representative. If the holder chooses to refuse or withdraw his or her consents, the Company may cancel the holder’s ability to participate in the 2020 Plan or, in the administrator’s discretion, the holder may forfeit any outstanding awards. For more information on the consequences of refusal to consent or withdrawal of consent, the holder understands that he or she may contact his or her local human resources representative. This paragraph applies to information held, used or disclosed in any medium.

Tax Withholding

The Company may deduct or withhold, or require the participant to remit to the Company, an amount sufficient to satisfy applicable withholding tax obligations with respect to any taxable event concerning the participant arising as a result of the 2020 Plan or any award.  The administrator may in its discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a participant may have elected, allow the participant to satisfy such obligations by means of cash, wire transfer of immediately available funds or check, shares, broker-assisted cashless exercise or any other form of legal consideration acceptable to the administrator. The administrator may allow the participant to elect to have the Company withhold shares otherwise issuable under any award (or allow the surrender of shares). The number of shares which may be withheld (or surrendered) shall be no greater than the number of shares having a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income.

Forfeiture and Claw-Back Provisions

Under the 2020 Plan, all awards (including any proceeds, gains or other economic benefit actually or constructively received by a holder upon any receipt or exercise of any award or upon the receipt or resale of any underlying shares and any payments of a portion of an incentive-based bonus pool allocated to a holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an award, to the extent set forth in such claw-back policy and/or in the applicable award agreement.

Amendment and Termination

The 2020 Plan provides that the Board may amend, modify or terminate the 2020 Plan at any time and from time to time; provided that, no amendment, suspension or termination of the 2020 Plan shall, without the consent of the holder, materially and adversely affect any rights or obligations under any award theretofore granted or awarded, unless the award itself otherwise expressly so provides or such action is to comply with the requirements of any applicable claw-back policy or Section 409A of the Code.

The 2020 Plan will generally require the Company to obtain stockholder approval within twelve (12) months before or after any of the following actions (other than in connection with certain corporate events, as described above):

•	to increase the limits imposed on the maximum number of shares available under the 2020 Plan;
•	to reduce the price per share of any outstanding option or SAR granted under the 2020 Plan; or
•	to cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of a share.

The 2020 Plan provides that, subject to applicable law, the administrator may amend, modify or terminate any outstanding award, including substituting therefor another award of the same or a different type, changing the date of exercise or settlement, and converting an ISO to an NQSO. The holder’s consent to such action will be required unless (a) the administrator determines that the action, taking into account any related action, would not materially and adversely affect the holder, or (b) the change is otherwise permitted under the 2020 Plan.

Expiration Date

The 2020 Plan will expire on, and no award will be granted pursuant to the 2020 Plan after March 3, 2030, i.e., the tenth (10th) anniversary of the earlier of (i) the date the 2020 Plan was adopted by the Board or (ii) the date the 2020 Plan was approved by the Company’s stockholders. Any award that will be outstanding on the expiration date of the 2020 Plan will remain in force according to the terms of the 2020 Plan and the applicable award agreement.

FEDERAL INCOME TAX CONSEQUENCES

This discussion regarding federal tax consequences is intended for the general information of our stockholders, not 2020 Plan awardees.  Alternative minimum tax and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Federal Tax Treatment of Award Types

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Nonqualified Stock Options.  For federal income tax purposes, if a participant is granted NQSOs under the 2020 Plan, he or she will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction.  Generally, upon the exercise of an NQSO, the participant will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price.  The participant’s basis for the stock for purposes of determining his or her gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares on the date the option is exercised.  Any subsequent gain or loss will be generally taxable as capital gain or loss.

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Incentive Stock Options.  There is no taxable income to the participant when an ISO is granted or when the option is exercised.  However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be an “item of adjustment” for the participant for purposes of the alternative minimum tax.  Gain realized by the participant on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the participant disposes of the shares within (a) two years after the date of grant of the option or (b) one year after the date the shares were transferred to the participant.  If the shares  are sold or otherwise disposed of before the end of either the one-year or two-year period specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the participant must recognize ordinary income.  If such a sale or disposition takes place in the year in which the option is exercised, the income the participant recognizes upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes.  Otherwise, if the participant sells or otherwise disposes the shares before the end of either the one-year or two-year period specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares. An ISO exercised more than three months after the participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates.  The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

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Stock Appreciation Rights.  No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the participant realized as ordinary income.

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Restricted Stock.  For federal income tax purposes, the participant generally will not have taxable income on the grant of restricted stock, nor will the Company then be entitled to any deduction, unless the participant makes a valid election under Section 83(b) of the Code.  However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares on the date such restrictions lapse over the purchase price for the restricted stock.

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Restricted Stock Units.  The participant generally will not realize taxable income at the time of the grant of the restricted stock units, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash, shares or a combination of cash and shares, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.  Restricted stock units may be subject to Section 409A, and the failure of any restricted stock unit that is subject to Section 409A to comply with Section 409A may result in taxable income to the participant upon vesting (rather than at such time as the award is paid).  Furthermore, an additional 20% penalty tax may be imposed under Section 409A, and certain interest penalties may apply.

•

Other Stock or Cash Based Awards.  Participants generally will recognize ordinary income upon the receipt of the shares or cash underlying stock or cash based awards, and the Company will have a deduction in the same amount. Other stock or cash based awards may be subject to Section 409A, and the failure of any such award that is subject to Section 409A to comply with Section 409A may result in taxable income to the participant upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed under Section 409A, and certain interest penalties may apply.

•

LTIP Units. LTIP Units received by a participant are intended to be treated as profits interests in a partnership for U.S. federal income tax purposes. The Internal Revenue Service has provided safe harbors governing the issuance of profits interests. Although the LTIP Units are intended to comply with those safe harbors, there can be no assurance that they will do so. Provided that the LTIP Units are respected as profits interests, a participant will not realize taxable income upon the issuance of an LTIP Unit or upon the vesting of an LTIP Unit, and neither the Company nor the Partnership will be allowed a deduction upon issuance or vesting. Instead, the participant will be treated as a partner in the Partnership, from the date of grant of the LTIP Unit, and will consequently receive allocations of income, gain, loss, credit and deduction from the Partnership, along with any distributions of cash. Such items generally have the same character (i.e., capital or ordinary) in the hands of the participant as the items had in the hands of the Partnership.

•

Dividend Equivalents.  The participant generally will not realize taxable income at the time of the grant of the dividend equivalents, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Section 162(m) of the Code

•

Section 162(m) of the Code (“Section 162(m)”) generally limits income tax deductions of a public held corporation to the extent total compensation for covered employees (generally all named executive officers and any covered employee from a previous year) exceeds $1 million in any year. Deductibility of certain awards under the 2020 Plan (as described above) may be limited by Section 162(m).  Nonetheless, the Company has reserved, and continues to reserve, the right to approve compensation that may not be deductible under Section 162(m) in order to support competitive levels of total compensation for the covered employees.

Section 409A of the Code

•

Certain types of awards under the 2020 Plan, including restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code (“Section 409A”).  Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties).  To the extent applicable, the 2020 Plan and awards granted under the 2020 Plan will be structured and interpreted in a manner that is intended to be exempt from or comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A.  In the event the administrator determines that any award may be subject to Section 409A, the administrator may (but is not obligated to), without a holder’s consent, adopt amendments to the 2020 Plan and applicable award agreements or adopt policies and procedures that the administrator determines are necessary or appropriate to exempt the applicable awards from Section 409A or to comply with the requirements of Section 409A. The Company has no obligation under the 2020 Plan or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any award and has no liability to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any award and will have no liability to any holder or any other person if any award, compensation or other benefits under the 2020 Plan are determined to constitute non-compliant “non-qualified deferred compensation” subject to the imposition of taxes, penalties or interest under Section 409A.

NEW PLAN BENEFITS; ADDITIONAL INFORMATION

New Plan Benefits

Awards under the 2020 Plan are subject to the discretion of our Board and the Compensation Committee and, except as set forth below, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2020 Plan and there are no objective criteria for determining the compensation payable under the 2020 Plan.  Therefore, it is not possible to determine the future benefits that will be received by awardees, or the benefits that would have been received or allocated to any persons under the 2020 Plan in fiscal year 2019 had the 2020 Plan been in effect at that time. However, one of our directors, Mr. DuGan, has been granted an option to purchase 52,000 shares under the 2020 Plan, subject to stockholder approval of the 2020 Plan. As a result, Mr. DuGan’s option grant are included in the table below. Additionally, please refer to the Summary Compensation Table and the Director Compensation Table in this proxy statement which set forth certain information regarding awards granted to our named executive officers and non-employee directors during fiscal year 2019.

NAME AND POSITION	DOLLAR VALUE ($)	NUMBER OF SHARES SUBJECT TO AWARDS (#)
Named Executive Officers
Michael S. Gamzon, Director, President and Chief Executive Officer of Griffin	-	0
Anthony J. Galici, Vice President, Chief Financial Officer and Secretary of Griffin	-	0
Thomas M. Lescalleet, Senior Vice President, Griffin Industrial, LLC	-	0
All current executive officers, as a group	-	0
All current directors who are not executive officers, as a group	n/a	52,000
All employees, including all current officers who are not executive officers, as a group	-	0

Additional Information

In consideration for his services as a director and advisor to the Company, Gordan F. DuGan, a current director who is not an executive officer and is a nominee for election, was issued options to purchase 52,000 shares of common stock under the 2020 Plan, subject to stockholder approval of the 2020 Plan.  Such options have an exercise price of $46.91 and expire on the tenth anniversary of the date of grant.  The total market value of the shares of common stock underlying such options, as of March 16, 2020, is $1,834,040.  Such options will vest and become exercisable in substantially equivalent installments on each of the third, fourth and fifth anniversaries of the date of grant.  For a discussion of the federal income tax consequences of the issuance and exercise of such options, see the section entitled “Federal Tax Treatment of Award Types” above.  Except as set forth above, it is not possible to determine the future benefits that will be received under the 2020 Plan.

EQUITY COMPENSATION PLAN INFORMATION

	Number of	Weighted Average	Number of securities
	securities to be	exercise	remaining available for future
	issued upon exercise	price of	issuance under the equity
	of outstanding	outstanding	compensation plan (excluding
	options, warrants	options, warrants	securities reflected in
	and rights	and rights	column (a))
Plan Category	(a)
Equity compensation plan approved by security holders	189,822	$28.23	176,244

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE

APPROVAL OF THE GRIFFIN 2020 INCENTIVE AWARD PLAN

The proposal to approve the Griffin 2020 Incentive Award Plan requires the affirmative vote of the majority in voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

HOUSEHOLDING

The SEC’s rules permit Griffin to deliver a single set of proxy materials to one address shared by two or more of its stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, Griffin has delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. Griffin agrees to deliver promptly, upon written or oral request, a separate copy of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of proxy materials, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify Griffin if you hold registered shares. Registered stockholders may notify Griffin by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

A copy of Griffin’s Annual Report on Form 10‑K filed with the SEC, including the financial statements and the financial statement schedules thereto, is available to Griffin’s stockholders without charge at Griffin’s Web site (www.griffinindustrial.com), at the Web site maintained by the SEC (http://www.sec.gov/) and at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. In addition, a limited number of copies are available at Griffin’s offices, without charge, and may be obtained upon written request to:

Griffin Industrial Realty, Inc.
641 Lexington Avenue
26th Floor
New York, New York 10022
Attention: Corporate Secretary

Appendix A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GRIFFIN INDUSTRIAL REALTY, INC.

Griffin Industrial Realty, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The present name of the Corporation is Griffin Industrial Realty, Inc. The Corporation was originally incorporated under the name “Culbro Realty and Development Corporation” and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on March 10, 1970.

2. This amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and by the stockholders of the Corporation in accordance with Section 242 of the DGCL.

3. This Amendment amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented and/or restated (the “Certificate of Incorporation”).

4. The text of the Certificate of Incorporation is amended by moving the current Article EIGHTH to a new Article NINTH and inserting a new Article EIGHTH to read as follows:

EIGHTH:

Section 8.1 Definitions.  For the purpose of this Article EIGHTH, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean 5.5% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 8.2.8, excluding any such outstanding Capital Stock that is not treated as outstanding for U.S. federal income tax purposes.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 8.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean 5.5% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 8.2.8, excluding any such outstanding Common Stock that is not treated as outstanding for U.S. federal income tax purposes.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder.  The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit (as defined below) is created by the Certificate of Incorporation or by the Board of Directors pursuant to Section 8.2.7.

Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 8.2.7 and subject to adjustment pursuant to Section 8.2.7, the percentage limit established by the Board of Directors pursuant to Section 8.2.7.

Individual.  The term “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Date.  The term “Initial Date” shall mean the earlier of January 30, 2021 and such other date as determined by the Board of Directors in its discretion.

Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Capital Stock is not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NASDAQ.  The term “NASDAQ” shall mean the Nasdaq Stock Market.

Person.  The term “Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article EIGHTH, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 8.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT. The term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 8.8 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or Constructively Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  The term “Trust” shall mean any trust provided for in Section 8.3.1.

Trustee.  The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 8.2Capital Stock.

Section 8.2.1Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 8.4:

(a)Basic Restrictions.

(i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of the Corporation that would not constitute qualifying income under such requirements.

(iii)  In determining which shares of Capital Stock are to be transferred to a Trust in accordance with this Section 8.2.1(b) and Section 8.3 hereof, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except as provided in Section 8.2.6) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board of Directors in its sole and absolute discretion).

(iv)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b)Transfer in Trust.  If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 8.2.1(a)(i) or (ii),

(i)  then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 8.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 8.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 8.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii)To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 8.2.1(b), a violation of any provision of this Article EIGHTH would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would result in the shares of Capital Stock being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article EIGHTH.

Section 8.2.2Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 8.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 8.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable, in its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 8.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 8.2.3Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 8.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 8.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 8.2.4Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a)every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b)each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 8.2.5Remedies Not Limited.  Subject to Section 8.8, nothing contained in this Section 8.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation or the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 8.2.6Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article EIGHTH, including Section 8.2, Section 8.3 or any definition contained in Section 8.1, or any defined term used in this Article EIGHTH but defined elsewhere in this Certificate of Incorporation, the Board of Directors may determine the application of the provisions of this Section 8.2 or Section 8.3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 8.2 or Section 8.3 requires an action by the Board of Directors and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 8.1, 8.2 or 8.3.  Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 8.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 8.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 8.2.7Exceptions.

(a)Subject to Section 8.2.1(a)(ii), the Board of Directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors determines, based on such representations and undertakings from such Person to the extent required by the Board of Directors and as are reasonably necessary for the Board of Directors to ascertain, that such exemption will not cause five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Capital Stock (taking into account the then-current Common Stock Ownership Limit and Aggregate Stock Ownership Limit, any then-existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);

(ii) the Board of Directors determines that such Person does not and such Person represents that it will not Constructively Own an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as the Board of Directors determines are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity directly or indirectly owned, in whole or in part, or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 8.2.1 through 8.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 8.2.1(b) and 8.3.

(b)Prior to granting any exception pursuant to Section 8.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)Subject to Section 8.2.1(a)(ii), an underwriter which participates in a public offering, forward sale or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.

(d)The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, as applicable.

Section 8.2.8Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits.  Subject to Section 8.2.1(a)(ii) and this Section 8.2.8, the Board of Directors may, in its sole and absolute discretion, from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons.  No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock or increased Beneficial Ownership or Constructive Ownership of shares of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 8.2.7(a) or an Excepted Holder) in excess of the Capital Stock Beneficially Owned or Constructively Owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit.  No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit (taking into account any then-existing Excepted Holder Limits) would allow five or fewer Individuals to Beneficially Own, in the aggregate more than 49% in value of the outstanding Capital Stock.

Section 8.2.9Legend.  Each certificate for shares of Capital Stock, if certificated, shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation’s Certificate of Incorporation, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons.

Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice.  If any of the restrictions on Transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, if the ownership restrictions provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Certificate of Incorporation of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge.  Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 8.3Transfer of Capital Stock in Trust.

Section 8.3.1Ownership in Trust.  Upon any purported Transfer or other event described in Section 8.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 8.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 8.3.6.

Section 8.3.2Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 8.3.3Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article EIGHTH, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 8.3.4Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 8.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 8.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 8.3.3 of this Article EIGHTH.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 8.3.4, such excess shall be paid to the Trustee upon demand.

Section 8.3.5Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other transaction, the Market Price at the time of such devise, gift or other transaction) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 8.3.3 of this Article EIGHTH.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 8.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 8.3.6Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 8.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 8.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 8.4NASDAQ Transactions.  Nothing in this Article EIGHTH shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article EIGHTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article EIGHTH.

Section 8.5Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article EIGHTH.

Section 8.6Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 8.7Severability.  If any provision of this Article EIGHTH or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

Section 8.8REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article EIGHTH is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article EIGHTH.

5. This Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed this day of [ ● ], 2020.

GRIFFIN INDUSTRIAL REALTY, INC.

By:	/s/ [ ● ]
Name: [●]
Title: [ ● ]

Appendix B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of [ ● ], 2020, is entered into by and between GRIFFIN INDUSTRIAL REALTY, INC., a Delaware corporation ("Griffin Delaware"), and Griffin Industrial Maryland, Inc., a Maryland corporation ("Griffin Maryland") and a wholly-owned subsidiary of Griffin Delaware. Griffin Delaware and Griffin Maryland are sometimes referred to in this Merger Agreement individually as a "Constituent Company" and collectively as the "Constituent Companies."

RECITALS

A. Griffin Maryland was formed as a wholly-owned subsidiary of Griffin Delaware in connection with a proposal for the reincorporation of Griffin Delaware to Maryland.

B. The reincorporation of Griffin Delaware is to be effected by merging Griffin Delaware with and into Griffin Maryland, with Griffin Maryland surviving the merger as the surviving company, upon the terms and subject to the conditions set forth in this Merger Agreement.

C. The Delaware General Corporation Law (the "Delaware Code") permits the reorganization of Griffin Delaware into Griffin Maryland provided that Griffin Delaware and Griffin Maryland each adopt a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

D. The boards of directors of Griffin Delaware and Griffin Maryland have determined that it is advisable and in the best interests of each of Griffin Delaware and Griffin Maryland and their respective stockholders that Griffin Delaware merge with and into Griffin Maryland upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Griffin Delaware in the State of Maryland and have approved this Merger Agreement.

AGREEMENT

In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Griffin Maryland and Griffin Delaware hereby agree as follows:

Section 1.    Merger.

Subject to the terms and conditions set forth in this Merger Agreement, Griffin Delaware will merge with and into its wholly-owned subsidiary, Griffin Maryland, and Griffin Delaware will cease to exist and Griffin Maryland will be the surviving corporation (the "Merger"). Griffin Maryland is hereinafter sometimes referred to as the "Surviving Corporation." Provided the conditions set forth in Section 9 of this Merger Agreement have been satisfied or waived, Griffin Delaware and Griffin Maryland will, at such time as they deem advisable, cause a Certificate of Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 252 of the Delaware Code and Articles of Merger (the "Articles of Merger") to be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided for in the Maryland General Corporation Law (the “Maryland Code”). The Merger will become effective as of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the SDAT, or such later time as is specified in the Certificate of Merger and Articles of Merger (not to exceed thirty (30) days from the date the Articles of Merger are accepted for record by the SDAT) (the "Effective Time"). The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

Section 2.   Manner and Basis of Converting Shares.

Griffin Maryland has authority to issue fifteen million (15,000,000) shares of capital stock, including ten million (10,000,000) shares of common stock having a par value of $0.01 per share ("Maryland Common Stock"), and five million (5,000,000) shares of preferred stock having a par value of $0.01 per share ("Maryland Preferred Stock"). Immediately prior to the Effective Time, 100 shares of Maryland Common Stock were issued and outstanding, all of which are owned by Griffin Delaware, and no shares of Maryland Preferred Stock were issued and outstanding. Griffin Delaware has authority to issue fifteen million (15,000,000) shares of capital stock, including ten million (10,000,000) shares of common stock having a par value of $0.01 per share ("Delaware Common Stock"), and five million (5,000,000) shares of preferred stock having a par value of $0.01 per share ("Delaware Preferred Stock"). Immediately prior to the Effective Time, [ ● ] shares of Delaware Common Stock were issued and outstanding, and no shares of Delaware Preferred Stock were issued and outstanding. At the Effective Time, (a) each issued and outstanding share of Delaware Common Stock will immediately be converted into one validly issued, fully paid and nonassessable share of Maryland Common Stock without an exchange of certificates or any action on the part of the stockholders thereof; (b) the 100 shares of Maryland Common Stock owned by Griffin Delaware, that will then be owned by Griffin Maryland by virtue of the Merger, will be cancelled and retired and resume the status of authorized and unissued shares, and any capital represented by such shares will be eliminated; and (c) each share of Delaware Common Stock held in Griffin Delaware's treasury, will be cancelled and retired without payment of any consideration therefor and will cease to exist.

Section 3.    Options.

At the Effective Time, Griffin Maryland will assume and continue all of Griffin Delaware's stock option plans and agreements, including but not limited to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan, the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan, and the outstanding and unexercised portions of all options, warrants and rights to buy Delaware Common Stock will become options, warrants or rights for the same number of shares of Maryland Common Stock with no other changes in the terms and conditions of such options, warrants or rights, including exercise prices, and effective upon the Effective Time, Griffin Maryland hereby assumes the outstanding and unexercised portions of such options, warrants and rights and the obligations of Griffin Delaware with respect thereto.

Section 4.     Stock Certificates.

Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock will be deemed for all purposes to evidence ownership of and to represent the shares of Maryland Common Stock into which the shares of Griffin Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Griffin Delaware or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Griffin Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Maryland Common Stock.

Section 5.    Charter and Bylaws.

The Charter and Bylaws of Griffin Maryland in effect at the Effective Time will be the Charter and Bylaws of Griffin Maryland as the Surviving Corporation until further amended in accordance with their terms and the Maryland Code.

Section 6.     Officers and Directors.

The executive officers of Griffin Maryland immediately prior to the Effective Time will be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Charter and Bylaws. The directors of Griffin Maryland immediately prior to the Effective Time will be the directors of the Surviving Corporation thereafter, without change, until their successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Charter and Bylaws.

Section 7.     Effect of the Merger.

The Merger shall have the effects specified in the Delaware Code and the Maryland Code and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Company; and all such rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed of each Constituent Company, and all debts due to either Constituent Company on whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers, franchises, property and other interests of each Constituent Company shall be thereafter as effectually the property of the Surviving Corporation as they were of either Constituent Company, and the title to any real estate vested by deed or otherwise in either Constituent Company shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Constituent Company shall be preserved unimpaired and all debts, liabilities and duties of either Constituent Company shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 8.     Further Assurances.

Each of Griffin Maryland and Griffin Delaware will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

Section 9.     Conditions.

Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

(a) The Merger must have been approved by the requisite vote of stockholders of Griffin Delaware, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Merger Agreement by Griffin Delaware and Griffin Maryland.

(b) All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

Section 10.     Termination; Amendment.

This Merger Agreement may be terminated and the Merger abandoned or deferred by either Griffin Maryland or Griffin Delaware by appropriate resolution of the board of directors of either Griffin Maryland or Griffin Delaware at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the stockholders of Griffin Delaware, if circumstances arise which, in the opinion of the board of directors of Griffin Delaware or Griffin Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

Section 11.     Governing Law.

This Merger Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

Section 12.   Change of Name.

At the Effective Time, Griffin Maryland will change its name to Griffin Industrial Realty, Inc.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of the date first set forth above.

GRIFFIN INDUSTRIAL MARYLAND, INC.,

a Maryland corporation

By: ______________________________

Name: ______________________________

Title:______________________________

ATTEST:

By: ______________________________

Name: ______________________________

Title:______________________________

GRIFFIN INDUSTRIAL REALTY, INC.,

a Delaware corporation

By: ______________________________

Name: ______________________________

Title:______________________________

ATTEST:

By: ________________________________

Name:______________________________

Title:______________________________

Appendix C

GRIFFIN INDUSTRIAL REALTY, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:Griffin Industrial Realty, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Hirsh M. Ament, whose address is c/o Venable LLP, Suite 900, 750 East Pratt Street, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on March 11, 2020.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Griffin Industrial Realty, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093-2264.  The name and address of the resident agent of the Corporation in Maryland are The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093-2264.  The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation currently is nine, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General

Corporation Law (the “MGCL”).  The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

David R. Bechtel

Edgar M. Cullman, Jr.

Frederick M. Danziger

Gordon F. DuGan

Michael S. Gamzon

Jonathan P. May

Molly North

Amy Rose Silverman

Albert H. Small, Jr.

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

The Corporation elects, effective at such time as it becomes eligible under Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Section 5.2Extraordinary Actions.  Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater proportion of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend or for the purpose of qualifying as a REIT under the Code), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5Indemnification and Advance of Expenses.  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, in either case, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity.  The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer.  The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The indemnification and payment or reimbursement of expenses provided in the Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5.6Determinations by Board.  The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid‑in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8Removal of Directors.  Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.    For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the Corporation.

ARTICLE VI

STOCK

Section 6.1Authorized Shares.  The Corporation has authority to issue 15,000,000 shares of stock, consisting of 10,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 5,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $150,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.

Section 6.4Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5Action by Stockholders.  Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of the proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

   Section 6.6Charter and Bylaws.  The rights of all stockholders and the terms of all stock of the Corporation are subject to all of the provisions of the Charter and the Bylaws.

Section 6.7Distributions.  Except as may otherwise be provided in the terms of any class or series of Preferred Stock, in determining whether a distribution is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution, shall not be added to the Corporation’s total liabilities.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean 5.5% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter, excluding any such outstanding Capital Stock that is not treated as outstanding for U.S. federal income tax purposes.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean 5.5% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter, excluding any such outstanding Common Stock that is not treated as outstanding for U.S. federal income tax purposes.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder.  The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.7, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Individual.  The term “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Date.  The term “Initial Date” shall mean the earlier of January 30, 2021 or such other date as determined by the Board of Directors in its discretion and set forth in a Certificate of Notice filed with, and accepted for record by, the SDAT.

Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Capital Stock is not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NASDAQ.  The term “NASDAQ” shall mean the Nasdaq Stock Market.

Person.  The term “Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or Constructively Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee.  The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2Capital Stock.

Section 7.2.1Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a)Basic Restrictions.

(i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of the Corporation that would not constitute qualifying income under such requirements.

(iii)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b)Transfer in Trust.  If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i)  then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii)In determining which shares of Capital Stock are to be transferred to a Trust in accordance with this Section 7.2.1(b) and Section 7.3 hereof, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except as provided in Section 7.2.6) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board of Directors in its sole and absolute discretion).

(iv)To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would result in the shares of Capital Stock being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable, in its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided,  however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a)every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b)each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5Remedies Not Limited.  Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation or the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.2.6Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VII, including Section 7.2, Section 7.3 or any definition contained in Section 7.1, or any defined term used in this Article VII but defined elsewhere in the Charter, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.  Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or

Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7Exceptions.

(a)Subject to Section 7.2.1(a)(ii), the Board of Directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors determines, based on such representations and undertakings from such Person to the extent required by the Board of Directors and as are reasonably necessary for the Board of Directors to ascertain, that such exemption will not cause five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Capital Stock (taking into account the then-current Common Stock Ownership Limit and Aggregate Stock Ownership Limit, any then-existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);

(ii) the Board of Directors determines that such Person does not and such Person represents that it will not Constructively Own an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as the Board of Directors determines are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity directly or indirectly owned, in whole or in part, or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b)Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering, forward sale or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.

(d)The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, as applicable.

Section 7.2.8Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits.  Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may, in its sole and absolute discretion, from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons.  No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock or increased Beneficial Ownership or Constructive Ownership of shares of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock Beneficially Owned or Constructively Owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit.  No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit (taking into account any then-existing Excepted Holder Limits) would allow five or fewer Individuals to Beneficially Own, in the aggregate more than 49% in value of the outstanding Capital Stock.

Section 7.2.9Legend.  Each certificate for shares of Capital Stock, if certificated, shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice.  If any of the restrictions on Transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, if the ownership restrictions provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge.  Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 7.3Transfer of Capital Stock in Trust.

Section 7.3.1Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of

Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other transaction, the Market Price at the time of such devise, gift or other transaction) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4NASDAQ Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.7Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH:The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000 shares of Common Stock, $0.01 par value per share.  The aggregate par value of all shares of stock having par value was $10.00.

EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 15,000,000, consisting of 10,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of Preferred Stock, $0.01 par value per share.  The aggregate par value of all authorized shares of stock having par value is $150,000.

NINTH:The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2020.

ATTEST:	GRIFFIN INDUSTRIAL REALTY, INC. .
_______________________________	By: _______________________________
Secretary	President

Appendix D

GRIFFIN INDUSTRIAL REALTY, INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1.  PRINCIPAL OFFICE.  The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2.  ADDITIONAL OFFICES.  The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.  PLACE.  All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.  ANNUAL MEETING.  An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3.  SPECIAL MEETINGS.

(a)  General.  The Board of Directors may call a special meeting of stockholders.  Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the Board of Directors.  Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b)  Stockholder-Requested Special Meetings.

(1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”).  The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).  Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date.  The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors.  If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the

Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2)  In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary.  In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date.  Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3)  The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials).  The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)  In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., Eastern Time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation.  In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.  In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.  The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)  If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary:  (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter.  Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6)  The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary.  For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage.  Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)  For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

Section 4.  NOTICE.  Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.  If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions.  The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless a stockholder at such address objects to receiving such single notice or revokes a prior consent to receiving such single notice.  Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.  No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.  The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting.  Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5.  ORGANIZATION AND CONDUCT.  Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order:  the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.  The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chairman of the meeting shall act as secretary.  In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting.  Even if present at the meeting, the person holding the office named herein may delegate to another person the power to act as chairman or secretary of the meeting.  The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting.  The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting the time allotted to questions or comments; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security.  Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 6.  QUORUM.  At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter.  If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7.  VOTING.  A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present for which (i) the secretary of the Corporation receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director set forth in Section 11 of this Article II of these Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.  Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter or by these Bylaws.  Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8.  PROXIES.  A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law.  Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting.  No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9.  VOTING OF STOCK BY CERTAIN HOLDERS.  Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock.  Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder.  The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate.  On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10.  INSPECTORS.  The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector.  Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote.  Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.  The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.  ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a)  Annual Meetings of Stockholders.

(1)  Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)  For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m.,

Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.  The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3)  Such stockholder’s notice shall set forth:

(i)  as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii)  as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)  as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)  the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)  the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)  whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities and

(D)  any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)  as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A)  the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)  the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)  the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal; and

(vi)  to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business.`

(4)  Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5)  Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)  For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)  Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting and, except as contemplated by and in accordance with the next two sentences of this Section 11(b), no stockholder may nominate an individual for election to the Board of Directors or make a proposal of other business to be considered at a special meeting.  Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)  General.

(1)  If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11.  Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information.  Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date.  If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2)  Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11.  The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)  For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time.  “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)  Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11.  Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.  Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(5)  Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.`

Section 12.  CONTROL SHARE ACQUISITION ACT.  Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation.  This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1.  GENERAL POWERS.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 2.  NUMBER, TENURE AND RESIGNATION.  A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.  Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary.  Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3.  ANNUAL AND REGULAR MEETINGS.  An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary.  In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.  The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4.  SPECIAL MEETINGS.  Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them.  The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5.  NOTICE.  Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address.  Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting.  Notice by United States mail shall be given at least three days prior to the meeting.  Notice by courier shall be given at least two days prior to the meeting.  Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party.  Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director.  Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt.  Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.  Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6.  QUORUM.  A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7.  VOTING.  The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.  If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8.  ORGANIZATION.  At each meeting of the Board of Directors, the chairman of the board shall act as chairman of the meeting.  In the absence of the chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting.  The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9.  TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.  CONSENT BY DIRECTORS WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11.   VACANCIES.  If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder.  Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum.  Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12.  COMPENSATION.  Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors.  Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13.  RELIANCE.  Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14.  RATIFICATION.   The Board of Directors or the stockholders may ratify any act, omission, failure to act or determination made not to act (an “Act”) by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the Act and, if so ratified, such Act shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the

Corporation and its stockholders.  Any Act questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned Act.

Section 15.  CERTAIN RIGHTS OF DIRECTORS.   Any director, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16.  EMERGENCY PROVISIONS.    Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”).  During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1.  NUMBER, TENURE AND QUALIFICATIONS.  The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 2.  POWERS.  The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.  Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.

Section 3.  MEETINGS.  Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors.  A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members present at a meeting shall be the act of such committee.  The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

Section 4.  TELEPHONE MEETINGS.  Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.  CONSENT BY COMMITTEES WITHOUT A MEETING.  Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.  VACANCIES.  Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1.  GENERAL PROVISIONS.  The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a chief executive officer, one or more vice presidents, a chief investment officer, a chief financial officer, a chief operating officer, one or more assistant secretaries and one or more assistant treasurers.  In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate.  The officers of the Corporation, including any officers elected to fill a vacancy among the officers, shall be elected by the Board of Directors, except that the chief executive officer or the president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or any other officers.  Each officer shall for the term specified by the Board of Directors or appointing officer or, if no such term is specified, serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided.  Any two or more offices except president and vice president may be held by the same person.  Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.  REMOVAL AND RESIGNATION.  Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary.  Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.  The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.  Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.  VACANCIES.  A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4.  CHAIRMAN OF THE BOARD.  The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation.  The Board of Directors may designate the chairman of the board as an executive or non-executive chairman.  The chairman of the board shall preside over the meetings of the Board of Directors.  The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5.  CHIEF EXECUTIVE OFFICER.  The Board of Directors may designate a chief executive officer.  In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation.  The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.  PRESIDENT.  In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation.  He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 7.  CHIEF FINANCIAL OFFICER.  The Board of Directors may designate a chief financial officer.  The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8.  CHIEF INVESTMENT OFFICER.  The Board of Directors may designate a chief investment officer.  The chief investment officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 9.  VICE PRESIDENTS.  In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors.  The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10.  SECRETARY.  The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11.  TREASURER.  The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.  In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12.  CHIEF OPERATING OFFICER.  The Board of Directors may designate a chief operating officer.  The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 13.  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.  The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 14.  COMPENSATION.  The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1.  CONTRACTS.  The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2.  CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3.  DEPOSITS.  All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1.  CERTIFICATES.  Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them.  In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL.  In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.  There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.  TRANSFERS.  All transfers of shares of stock shall be made on the books of the Corporation in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed.  The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates.  Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3.  REPLACEMENT CERTIFICATE.  Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued.  Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4.  FIXING OF RECORD DATE.  The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose.  Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5.  STOCK LEDGER.  The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.  FRACTIONAL STOCK; ISSUANCE OF UNITS.  The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine.  Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1.  AUTHORIZATION.  Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter.  Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.  CONTINGENCIES.  Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1.  SEAL.  The Board of Directors may authorize the adoption of a seal by the Corporation.  The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.”  The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.  AFFIXING SEAL.  Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Corporation, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or these Bylaws, or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.  None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Corporation consents in writing to such court.

ARTICLE XIII

AMENDMENT OF BYLAWS

These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the Board of Directors. In addition, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the stockholders of the Corporation, without the approval of the Board of Directors, by the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors.

Appendix E

GRIFFIN INDUSTRIAL REALTY, INC.
AND GRIFFIN INDUSTRIAL, LLC
2020 INCENTIVE AWARD PLAN

Article 1

PURPOSE

The purpose of the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Griffin Industrial Realty, Inc. (the “Company”) and Griffin Industrial, LLC (including its successors, the “Partnership”) by linking the individual interests of Employees, Directors and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company, the Partnership and their Affiliates in its ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s and the Partnership’s operation is largely dependent. The Plan shall become effective on the date the Plan is adopted by the Board of Directors of the Company (the “Effective Date”). In the event the Company’s stockholders do not approve the Plan, the Prior Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Plan is approved by the Board.  In the event the Company’s stockholders approve the Plan, no further awards under the Prior Plan will be made on or after the date of such stockholder approval (the “Stockholder Approval Date”).

Article 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1“Administrator” shall mean the person(s) or entity that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Board or Committee under the Plan which have been delegated to one or more Persons pursuant to Section 11.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such Person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2“Affiliate” shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company, (ii) the Partnership or (iii) any Subsidiary.

2.3“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4“Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5“Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an LTIP Award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.6“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7“Board” shall mean the Board of Directors of the Company.

2.8“Change in Control” shall mean and includes each of the following:

(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by (A) the Company, the Partnership or any of their respective Affiliates, (B) any member of the Cullman and Ernst Group or (C) any ‘person’ that, prior to such acquisition, directly or indirectly controls, is controlled by, or is under common control with, any member of the Cullman and Ernst Group; (ii) any acquisition by an employee benefit plan maintained by the Company, the Partnership or any of their respective Affiliates, (iii) any acquisition which complies with Sections 2.8(c)(i), 2.8(c)(ii) or 2.8(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or

(b)The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 0 as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii)after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d)the liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in

Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Board shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.

2.11“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12“Company” shall have the meaning set forth in Article 1.

2.13“Consultant” shall mean any consultant or adviser of the Company, the Partnership or any of their respective Affiliates who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.14“Cullman and Ernst Group” means the group consisting of Edgar M. Cullman, Jr., Susan R. Cullman, John L. Ernst, Frederick M. Danziger, Lucy C. Danziger, Carolyn Fabrici and Michael S. Gamzon and the members of their families, and (a) trusts with respect to which they, or any of them, are trustees, (b) partnerships, in which they, or any of them, are partners and own substantial interests, (c) limited liability corporations in which they, or any of them, are members and own substantial interests, (d) charitable foundations or trusts of whose boards of directors they, or any of them, are members, and (e) charitable trusts of which they, or any of them, are trustees.

2.15“Director” shall mean a member of the Board, as constituted from time to time.

2.16“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

2.17“DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18“Effective Date” shall have the meaning set forth in Article 1.

2.19“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.20“Employee” shall mean any officer or other employee (within the meaning of Section 3401(c) of the Code) of the Company, the Partnership or of any of their respective Affiliate.

2.21“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.22“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23“Expiration Date” shall have the meaning given to such term in Section 12.1 hereof.

2.24“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market and the Nasdaq Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the arithmetic mean of high and low trading prices for a Share as quoted on such exchange or system for such date or, if there is no high or low trading prices for a Share on the date in question, the high and low trading prices for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable (rounded up to the nearest cent);

(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in its discretion.

2.25“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.26“Holder” shall mean a Person who has been granted an Award.

2.27“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.28“Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or 2.8(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved.  No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.29“LLC Agreement” shall mean the Limited Liability Company Agreement of Griffin Industrial, LLC (or any operating agreement of any successor to Griffin Industrial, LLC), as the same may be amended, modified or restated from time to time.

2.30“LTIP Unit” shall mean, to the extent authorized by the LLC Agreement, a unit of the Partnership that is granted pursuant to Section 9.2 hereof and is intended to constitute a “profits interest” within the meaning of the Code.

2.31“Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.32“Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.33“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.34“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided,  however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.35“Option Term” shall have the meaning set forth in Section 5.4.

2.36“Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, charter, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.37“Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.38“Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that may be used to establish Performance Goals include, but are not limited to, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income or operating income (either before or after taxes); (iv) adjusted net income or operating income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value; (xxiii) individual employee performance, and (xxiv) funds from operations or adjusted funds from operation, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or other employees or to market performance indicators or indices. Performance Criteria may be adjusted for material items not originally contemplated in establishing the Performance Goal, items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, foreign exchange gains and losses, changes in tax or accounting rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other items determined by the Administrator.

2.39“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company or Partnership performance or the performance of an Affiliate, division, property, portfolio, business unit, or an individual. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render one or more of the Performance Goals unsuitable, the Administrator may modify the acceptable level(s) of achievement, in whole or in part, as the Administrator deems appropriate.  The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator.

2.40“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.41“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.42“Person” shall mean means an individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, trust, estate, association, enterprise or other entity or organization of any kind

2.43“Plan” shall have the meaning set forth in Article 1.

2.44“Prior Plan” shall mean the Griffin Industrial Realty, Inc. 2009 Stock Option Plan.

2.45“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.46“REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.47“Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.48“Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.49“SAR Term” shall have the meaning set forth in Section 5.4.

2.50“Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.51“Securities Act” shall mean the Securities Act of 1933, as amended.

2.52“Shares” shall mean shares of Common Stock.

2.53“Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.54“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company or the Partnership if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.55“Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided,  however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.56“Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual.  The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided,  however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

Article 3

SHARES SUBJECT TO THE PLAN

3.1Number of Shares.

(a)Subject to adjustment as provided in Section 3.1(b) and Section 12.2, a total of 300,000 Shares shall be authorized for grant under the Plan (including, without limitation, Incentive Stock Options).  Each LTIP Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a).  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

(b)If (i) any Shares subject to an Award are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), or (ii) on or after the Stockholder Approval Date, any Shares subject to an award under any Prior Plan are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such award under any Prior Plan is settled for cash (in whole or in part) (including Shares repurchased by the Company), the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. To the extent that an Award or award under a Prior Plan is so forfeited or expired, converted or settled for cash, the Shares available under the Plan shall be increased by one (1) Share for each Share subject to such Award or award that is forfeited, expired, converted or settled in cash.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan.  Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company, the Partnership or any Affiliate or with which the Company, the Partnership or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company, the Partnership or its Affiliates immediately prior to such acquisition or combination.

3.2Award Vesting Limitations.  Notwithstanding any other provision of the Plan to the contrary, no Award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date the Award is granted; provided, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 3.2 shall not apply to: (a) any Substitute Awards, (b) any Awards delivered in lieu of fully-vested Cash-Based Awards (or other fully-vested cash awards or payments), (c) any Awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders  which is at least 50 weeks after the immediately preceding year’s annual meeting, or (d) any other Awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the shares available for issuance under Section 3.1 as of the Effective Date; and, provided, further, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of the Holder’s Termination of Service or death or disability or a Change in Control, in the terms of the Award Agreement or otherwise.

Article 4

GRANTING OF AWARDs

4.1Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.

4.3Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b‑3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company, the Partnership or any Affiliate, or shall interfere with or restrict in any way the rights of the Company, the Partnership and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company, the Partnership or any Affiliate.

4.5Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company, the Partnership and their respective Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided,  however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6Non-Employee Director Awards.

(a)Non-Employee Director Equity Compensation Policy

.  The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written compensation policy or program established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.

(b)Director Limit.  Notwithstanding any provision to the contrary in the Plan, the Non-Employee Director Equity Compensation Policy or this Section 4.6, the sum of the grant date fair value of equity-based Awards (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto)) and the amount of any cash-based Awards or other fees granted or paid to a Non-Employee Director during any fiscal year shall not exceed $400,000, in respect of the Director’s service as a member of the Board during such year.  The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances (including, without limitation, in connection with service for the initial fiscal year of service for a Non-Employee Director or advisory or other services of a Non-Employee Director that exceed those typically provided by a member of a board of directors), as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

Article 5

granting OF OPTIONS and stock appreciation rights

5.1Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options.

5.2Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided,  however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise (including as a result of prohibition of exercise due to applicable law or any insider trading policy, “lock-up” agreement or similar restriction), and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5Option and SAR Vesting.  The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement, subject to Section 3.2. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Holder due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right.  Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.6Substitution of Stock Appreciation Rights; Exercise of Options.  The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised.  Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

Article 6

EXERCISE OF OPTIONS and STOCK APPRECIATION RIGHTS

6.1Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c)In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

6.3Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition or other transfers (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

Article 7

AWARD OF RESTRICTED STOCK

7.1Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided,  however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided,  however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3.

7.3Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and, unless the Administrator provides otherwise, any property (other than cash) transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement, subject to Section 3.2.

7.4Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.

7.5Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service. Notwithstanding the foregoing, to the extent the Company becomes a REIT, no Holder may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion.

Article 8

Award of restricted stock units

8.1Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.  A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

8.2Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company, the Partnership or any Affiliate, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 3.2. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided,  however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service, subject to Section 11.7.

8.3Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

Article 9

award of OTHER STOCK OR CASH BASED AWARDS, DIVIDEND EQUIVALENTS AND LTIP UNITS

9.1Other Stock or Cash Based Awards.  The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, subject to Section 3.2. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2LTIP Units. The Administrator is authorized to grant LTIP Units in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that LTIP Units may only be issued to an Eligible Individual for the performance of services to or for the benefit of the Partnership (a) in the Eligible Individual’s capacity as a partner of the Partnership, (b) in anticipation of the Eligible Individual becoming a partner of the Partnership, or (c) as otherwise determined by the Administrator, provided that the LTIP Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001‑43, 2001-2 C.B. 191.  The Administrator shall specify the conditions and dates upon which the LTIP Units shall vest and become nonforfeitable.  LTIP Units shall be subject to the terms and conditions of the LLC Agreement and such other restrictions, including restrictions on transferability, as the Administrator may impose.  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

9.3Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator.

Article 10

ADditional terms of awards

10.1Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a fair market value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2Tax Withholding. The Company, the Partnership or any Affiliates shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company, the Partnership or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3Transferability of Awards.

(a)Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i)No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii)During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO.  After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b)Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) the transfer of an Award to a Permitted Transferee shall be without consideration.  In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4Conditions to Issuance of Shares.

(a)The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b)All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c)The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f)Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

10.7Amendment of Awards.  Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option.  The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.11).

10.8Lock-Up Period.  The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.

10.9Data Privacy.  As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.9 by and among, as applicable, the Company, the Partnership and their respective Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan.  The Company, the Partnership and their respective Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock or other equity interests (including, without limitation, LTIP Units) held in the Company, the Partnership or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”).  The Company, the Partnership and their respective Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company, the Partnership and their respective Affiliates may each further transfer the Data to any third parties assisting the Company, the Partnership and their respective Affiliates in the implementation, administration and management of the Plan.  These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country.  Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares.  The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan.  A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative.  The Company may cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein.  For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

Article 11

ADMINISTRATION

11.1Administrator. The Committee shall administer the Plan (except as otherwise permitted herein).  To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents.  Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board.  Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.7 or Section 12.11. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b‑3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Partnership or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.

11.4Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)Designate Eligible Individuals to receive Awards;

(b)Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)Determine as between the Company, the Partnership and any Affiliate which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h)Decide all other matters that must be determined in connection with an Award;

(i)Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k)Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.

11.6Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided,  further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

11.7Acceleration.  Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.

Article 12

MISCELLANEOUS PROVISIONS

12.1Amendment, Suspension or Termination of the Plan.

(a)Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.7 and Section 12.11, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

(c)No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria and Performance Goals with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Compensation Policy adopted in accordance with Section 4.6.

(b)In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, the Partnership, any of their respective Affiliates (including, without limitation, a Change in Control), or the financial statements of the Company, the Partnership or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v)To replace such Award with other rights or property selected by the Administrator; and/or

(vi)To provide that the Award cannot vest, be exercised or become payable after such event.

(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i)The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii)The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).

(d)The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e)Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(f)The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for

Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided,  further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6Grants of Awards to Certain Employees or Consultants.  The Company, the Partnership or any Affiliate may provide through the establishment of a formal written policy or otherwise for the method by which Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Holder, for the purpose of ensuring that the relationship between the Company, the Partnership and their respective Affiliates remain at arm’s-length.

(a)

12.7REIT Status. To the extent the Company becomes a REIT, the Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT.  No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:

(a)to the extent that the grant, vesting, exercise or settlement of such Award could cause the Holder or any other person to be in violation of any common stock or aggregate stock ownership limits or any other provision of the Organizational Documents; or

(b)if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such award could impair the Company’s status as a REIT.

12.8Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, the Partnership or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company, the Partnership or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company, the Partnership or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and LTIP Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.  Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.10Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.11Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.12Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company, the Partnership or any of their respective Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death.  To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise.  The Company shall have no obligation under this Section 12.11 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.13Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company, the Partnership or any Affiliate.

12.14Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company, the Partnership or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.16Expenses. The expenses of administering the Plan shall be borne by the Company, the Partnership and their respective Affiliates.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Griffin Industrial Realty, Inc. on March 3, 2020.

* * * * *

Executed on this 3rd day of March, 2020.

Corporate Secretary

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 6, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GRIFFIN INDUSTRIAL REALTY, INC. ATTN: ANTHONY GALICI, VP CHIEF FINANCIAL OFFICER AND SECRETARY 641 LEXINGTON AVENUE 26TH FLOOR NEW YORK, NEW YORK 10022 During The Meeting - Go to www.virtualshareholdermeeting.com/GRIF2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 6, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D04385-P35304 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GRIFFIN INDUSTRIAL REALTY, INC. The Board of Directors recommends you vote FOR all the nominees listed below: 1. The election of nine directors to serve for a one-year term expiring at the 2021 annual meeting or until their successors are duly elected and qualified. The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain For Against Abstain Nominees: 2. The ratification of the selection of RSM US LLP as Griffin's independent registered public accountants for fiscal 2020. The approval, on an advisory (non-binding) basis, of the compensation of Griffin's named executive officers as presented in Griffin's Proxy Statement. The approval of an amendment to Griffin's amended and restated certificate of incorporation to impose certain ownership and transfer restrictions. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. David R. Bechtel 3. 1b. Edgar M. Cullman, Jr. 1c. Frederick M. Danziger 4. 1d. Gordon F. DuGan 5. The approval of Griffin's reincorporation as a Maryland corporation, through and including a merger with and into our wholly owned subsidiary. ! ! ! ! ! ! 1e. Michael S. Gamzon 6. The approval of the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan. 1f. Jonathan P. May 1g. Molly North NOTE: Such other business as may properly be brought before the Annual Meeting or any postponement, continuation or adjournment thereof. 1h. Amy Rose Silverman 1i. Albert H. Small, Jr. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. D04386-P35304 GRIFFIN INDUSTRIAL REALTY, INC. Annual Meeting of Stockholders May 7, 2020 2:00 PM ET This proxy is solicited by the Board of Directors The undersigned holder(s) of Common Stock of Griffin Industrial Realty, Inc. ("Griffin") hereby authorize(s) and appoint(s) Frederick M. Danziger and Michael S. Gamzon, or either of them, as proxies with full power of substitution in each, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Griffin that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM Eastern Time, on May 7, 2020, via live webcast at www.virtualshareholdermeeting.com/GRIF2020 and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side